February 24, 1997

Dear INVESCO Advisor Fund Shareholder:

  We are quite pleased to provide this 1996 Annual Report detailing another year of strong results. We hope that you will take a few minutes to review this information which will give you additional perspective on the capital markets as well as how INVESCO manages the money you have entrusted to us.

  The economic environment in 1996 continued to be almost picture perfect for financial assets. The economy grew fast enough to create jobs but not so fast as to raise inflationary concerns. Corporate profits remained surprisingly strong as the technology driven private sector demonstrated the benefits of productivity enhancements. Moreover, the status quo was preserved in Washing-ton after the national elections and the government's budget deficit declined to less than 2% of national income.

  Following on the heels of a nearly 38% return in 1995, the S&P 500 closed 1996 with a 23% total return. Large growth stocks again dominated small stocks and foreign securities. The best performing major asset class in 1996 was real estate with the NAREIT (National Association of Real Estate Investment Trusts) Index up over 35%. The S&P 500 has completed its 8th consecutive quarter of positive returns--a rare circumstance which has happened only five times since 1926. Additionally, having two years back-to-back where the market is up more than 20% in each year is equally rare, happening only six times prior to the 1995-96 period. In each of the years following these periods, the market re-turn was either negative or only modestly positive.

  Despite this historical backdrop, and with the caveat that a correction can occur at any time, our valuation discipline indicates the stock market is still priced to provide a long term return of 10%. Assuming inflation stays in check and interest rates do not rise significantly from current levels, the stock market may continue to confound the skeptics and produce another good year in 1997.

  In unusually strong markets, such as we have had for the past two years, it is easy to become carried away with investment performance and forget about risk levels. Sometimes it takes a difficult market to remind us that it is even more important to protect capital in down markets than to outperform in up markets. Based on our heritage of handling very risk-averse institutional accounts, we will continue to follow our disciplines which for 25 years have helped to provide consistent returns with a high degree of stability. INVESCO's discipline avoids concentrating our portfolios into a few overpriced equities. This should help us minimize the portfolios' downside risk should the market enter a more difficult period.

  As you know, INVESCO and AIM Management Group, Inc. have agreed to merge and the merger should be finalized later this quarter. We are very excited about the prospects for the combined organization which will have approximately $150 billion in assets under management. In the coming months we will examine how best to organize the new combined company to ensure that we are making avail-able to you the best possible selection of investment products and services. Most importantly, however, there will be no change in how your mutual fund is managed. The portfolio managers and investment disciplines of the INVESCO Ad-visor Funds will remain exactly the same.

  Once again, let me say how much we appreciate the confidence which you have placed in INVESCO by allowing us to manage your assets in the INVESCO Advisor Funds. If you have any questions at all, please call our Shareholder Services toll-free line at (800) 554-1156 or feel free to contact me directly.

Sincerely,

/s/ Hubert L. Harris, Jr.
-------------------------------
Hubert L. Harris, Jr.
President

INVESCO ADVISOR FLEX FUND

MARKET PERSPECTIVE
  Large capitalization stocks posted another exceptional year in 1996. The S&P 500 finished the year with a 23% total return, but bonds lagged significantly with the Lehman Government/Corporate Index up only 3.1% for the year. The wide 20% margin by which stocks outperformed bonds in 1996 has been exceeded only twice in the past 24 years (1975 and 1980).

PORTFOLIO COMMENTS
  The INVESCO Advisor Flex Fund closed out 1996 with a 13.6% total return which exceeded the Lipper Balanced Average of 13.0%. Performance in the Flex Fund is driven by three components: asset allocation, stock selection, and bond strategy. Although the bond market was poor for the entire year, the fund benefited from good stock selection and an asset allocation policy which fa-vored equities throughout the year. At December 31, 1996 the Flex Fund's allo-cation was 68% stocks, 30% bonds, and 2% cash.
  INVESCO utilizes a "bottom up" approach to stock selection which avoids at-tempts to forecast the economy or interest rates. Our discipline evaluates each company's historical profitability relative to its current price. Hold-ings include large and medium sized, high quality companies. The equity portion of the fund is well-diversified to reduce risk and provide for partic-ipation in the long-term growth of the equity markets.
  The sectors which added the most value relative to the S&P 500 were finan-cial services, consumer non-durables, utilities, energy and capital goods. Sector weightings are a residual of our "bottom up" stock selection process. Retailing stocks, however, have been pressured by a difficult environment and are priced at significant discounts to the overall market. Therefore, this group is showing up as particularly attractive. Financial stocks also continue to be favored due to a significant increase in profitability and quality over the last few years. Some of the top performing stocks in the fund were Philip Morris, Telefonica de Espana, IBM, Reebok and Minnesota Mining and Manufactur-ing. The fund reflects a high quality, value bias. The conservative nature of INVESCO's equity component is illustrated by its higher than average dividend yield of 2.7% and lower than market price/earnings ratio of 17.4x.
  In the fixed income component of the Flex Fund, INVESCO evaluates interest rates relative to underlying inflation. Extremely high or low yields relative to normalized inflation triggers shifts in the maturity profile of the bond component. In addition to evaluating overall yield levels, the corporate and mortgage sectors of the market are monitored for relative attractiveness. The average maturity of the fixed income component is 6.5 years compared to the Government/Corporate Index at 9.2 years. In other words the fund is more defensive than the market and offers more protection in down or bearish mar-kets when interest rates are rising and bond prices are falling.

                                     FLEX FUND
                           TOTAL RETURN PERFORMANCE*
                         [LOGO OF GRAPH APPEARS HERE]

            Invesco Advisor   Flex Benchmark      CPI      Treasury Bill
----------------------------------------------------------------------------
4/1/88           25,000            25,000        25,000        25,000
1988             26,113            26,925        25,708        26,249
1989             30,620            33,532        26,875        28,535
1990             30,105            34,086        28,732        30,836
1991             37,571            42,539        29,546        32,595
1992             40,472            45,772        30,445        33,758
1993             44,713            50,528        31,245        34,836
1994             45,000            50,214        32,067        36,385
1995             57,285            65,258        32,911        38,503
1996             65,081            74,812        34,013        40,528
---------------------------------------------------------------------------

INVESCO Advisor Flex Fund's average annual total returns for the periods ended December 31, 1996 are:*
               1 year: 13.61%; 3 years: 13.33%; 5 years: 11.62%;
                         and, since inception: 11.30%

The line graphs on this page, and hereafter, illustrate the value of a $25,000 investment in the INVESCO Advisor Funds, plus reinvested dividends and capital gains distributions, for the periods through 12/31/96. Fund performance does not reflect any charges, that may be applicable, upon redemption. (Of course, past performance is not a guarantee of future returns.) The charts and other total return figures cited reflect each fund's operating expenses, but the in-dices do not have expenses, which would, of course, have lowered their perfor-mance. Please refer to page 6 for information about specific indices.

INVESCO ADVISOR EQUITY FUND

MARKET PERSPECTIVE
  Large capitalization stocks once again dominated small stocks and foreign securities. The S&P 500's return was concentrated, however, in a few stocks and sectors. Five stocks: Intel, General Electric, Coca-Cola, Microsoft and IBM accounted for about one-fourth of the S&P's return in 1996. The technology sector far surpassed all others with a 41.3% return followed by financial services, capital goods and multi-industry.

PORTFOLIO COMMENTS
  While 1996 was another very good year in terms of absolute returns, it was also frustrating in terms of relative performance. The INVESCO Advisor Equity Fund was up 17.2% for the year compared to the Lipper Growth/Income Average of 20.7%. While growth managers outperformed value managers for the second year in a row, few of either group were able to beat the market averages.
  Investment results lagged the market due to stock selection in the technol-ogy sector and an overweighting in the retail sector. Retail stocks were par-ticularly weak in December when holiday sales did not meet expectations. Some of the top performing stocks in the fund were Philip Morris, IBM, MMM, First Chicago and Exxon.
  The INVESCO Advisor Equity Fund utilizes a "bottom up" approach to stock se-lection which avoids attempts to forecast the economy or interest rates. Our discipline evaluates each company's historical profitability relative to its current price. Holdings include large and medium sized, high quality compa-nies. The portfolio is well diversified to reduce risk and provide for partic-ipation in the long term growth of the equity markets.
  We continue to maintain a conservative value bias in the fund. Relative to the market, the fund has higher quality securities, a higher dividend yield, and a lower price/earnings ratio. This will help the portfolio weather a difficult market.

                                  EQUITY FUND
                          TOTAL REVENUE PERFORMANCE*
                        [LOGO OF CHART A APPEARS HERE]

             Invesco Advisor       S&P 500     CPI     Treasury Bill
----------------------------------------------------------------------------
1986              25,000           25,000     25,000       25,000
1987              26,800           31,053     26,239       26,550
1988              30,558           36,211     27,300       28,438
1989              37,219           47,784     28,539       30,915
1990              35,827           46,303     30,511       33,407
1991              47,861           60,411     31,375       35,313
1992              50,178           65,014     32,330       36,573
1993              54,774           71,550     33,179       37,741
1994              56,247           72,471     34,052       39,420
1995              73,279           99,619     34,948       41,714
1996              85,861          122,491     36,119       43,908
----------------------------------------------------------------------------

INVESCO Advisor Equity Fund's average annual total returns for the periods ended December 31, 1996 are:*
               1 year: 17.17%; 3 years: 16.17%; 5 years: 12.40%;
                             and, 10 years: 13.13%

INVESCO ADVISOR MULTIFLEX FUND

MARKET PERSPECTIVE
  Real Estate was the top performing asset class in 1996. Boosted by strong fourth quarter return performance of 18.9%, equity REITs were up 35.3% for the year. Large capitalization stocks turned in another exceptional year with a total return of 23% and small capitalization stocks, while trailing their larger counterparts, still were up 16.5% for the year. International markets and bonds were the laggards producing only 6.1% and 2.9% returns respectively.

PORTFOLIO COMMENTS
  The INVESCO Advisor MultiFlex Fund registered another year of solid results in 1996. The total return for the fund was 17.0% which exceeded the 16.8% MultiFlex benchmark*. The outperformance was due to two main reasons. First, equities were emphasized over bonds because of above average expected return spreads compared to historical norms. Additionally, stock selection has been particularly strong in real estate, international stocks and small capitaliza-tion stocks with all three of these asset classes outperforming their respec-tive benchmark. Our international stocks have been particularly strong because of an overweighted position in several strong European countries (Germany, Switzerland and the Netherlands) and an underweighting in the Japanese market which was in negative return territory for the year.
  The LARGE CAPITALIZATION STOCK portion of the MultiFlex Fund was up 20.2% for the year. The fund was underweighted in technology stocks which resulted in a slight underperformance relative to the market. The solid value charac-teristics of the large capitalization component, however, should aid results in any market correction. The REAL ESTATE COMPONENT of the fund outperformed the NAREIT (National Association of Real Estate Investment Trust) Equity In-dex, 40.7% versus 35.2%. Office REITs lead the charge as the recovery from the cyclical low in occupancy during the early '90s continued in most markets. The INTERNATIONAL EQUITY component exceeded the EAFE (Europe, Australia, Far East) Index by a wide margin, 24.3% versus 6.4% due to good country allocation as noted above and also due to good stock selection. The SMALL CAPITALIZATION PORTION of the fund beat the Russell 2000 Index 17.8% versus 16.5%. This is the third year in a row of small cap underperformance which has made this group more attractive on a val-uation basis. The FIXED INCOME component was slightly below the benchmark due to our more conservative maturity decision and the lower level of income gen-erated by the portfolio relative to the index. At December 31, 1996 our target asset allocation was: small capitalization stocks, 26.0%; international stocks, 20%; real estate securities, 20%; large capitalization stocks, 17.5% and fixed income 16.5%.


                                MULTIFLEX FUND
                           TOTAL RETURN PERFORMANCE*
                         [LOGO OF GRAPH APPEARS HERE]


        Invesco Advisor  MultiFlex Benchmark*    CPI    Treasury Bill
----------------------------------------------------------------------
11/93        25,000             25,000         25,000      25,000
12/93        25,115             25,613         25,050      25,065
12/94        24,858             26,050         25,709      26,180
12/95        30,226             31,810         26,385      27,703
12/96        35,373             33,137         27,269      29,161
----------------------------------------------------------------------

INVESCO Advisor MultiFlex Fund's average annual total returns for the periods ended December 31, 1996 are:*
1 year: 17.03%; 3 years 12.09%; and, since inception: 11.75%

INVESCO ADVISOR INTERNATIONAL VALUE FUND

MARKET PERSPECTIVE
  European stocks generally kept pace with the U.S. market, returning better than 20% for the year. Japan continued to lag substantially, however, falling by 15% in 1996 due to sluggish demand and a meaningful fall in the yen. Al-though the more developed markets of Southeast Asia returned over 20%, the EAFE (Europe, Australia, Far East) Index, weighted heavily in Japan, managed to gain only 6%.

PORTFOLIO COMMENTS
  The International Value Fund was up 21% in 1996, exceeding the EAFE bench-mark by a wide margin. Approximately half of the overperformance was due to good country allocation and about half to good stock selection. As a "bottom-up" value oriented manager, INVESCO's emphasis is on security selection and we focus on being well diversified by both country and industry sector in order to reduce overall risk.
  The fund was overweighted in several European countries such as the Nether-lands, Germany, Switzerland and Spain. Stocks such as Nestle, Unilever, Bayer, BASF, and Repsol were exceptional performers for the year. The International Value Fund was significantly underweighted in Japan. While Japanese stocks were down about 15% for the year, INVESCO's Japa-nese stocks including Fuji, Toyota and Canon were actually up about 3% in 1996.
  European markets were bolstered by very strong bond markets in 1996, owing to the financial world's increasing focus on the impending European Monetary Union. The rally in Continental bonds was especially impressive given the sub-par year in fixed income performance in the United States. Beleaguered invest-ors in Japanese equities suffered in 1996 even in the face of a very strong rally in government bonds, which fell to an all-time low yield of 2.4% at year-end. Recovering economic activity was no panacea for what continues to be a difficult operating environment for most of corporate Japan. The Pacific Rim markets excluding Japan were a much more positive picture. Hong Kong and Ma-laysia played their traditional role as regional leaders, with returns of 33% and 26%, respectively. Clearly market sentiment has taken a more optimistic view of Hong Kong's approaching reversion to China, which was quantified by a rise in luxury apartment values on the island of over 30% during the year.

                           INTERNATIONAL VALUE FUND
                           TOTAL RETURN PERFORMANCE*
                           [LOGO OF GRAPH GOES HERE]

        Invesco Advisor      EAFE       CPI    Treasury Bill
---------------------------------------------------------------
5/95         25,000        25,000     25,000      25,000
12/95        27,818        27,295     25,302      25,811
12/96        33,657        28,949     26,150      27,168
----------------------------------------------------------------

INVESCO Advisor International Value Fund's average annual total return for the period ended December 31, 1996 is:* 1 year: 20.99%; and, since inception (May 1, 1995): 19.47%

INVESCO ADVISOR REAL ESTATE FUND

MARKET PERSPECTIVE
  Boosted by strong fourth quarter return performance of 18.9%, 1996 was an exceptional year for the REIT market. Total return for the year of 35.3%, as reported by the NAREIT Equity Index, exceeded all other broad measures of stock performance. The exceptional performance may in part be explained by in-vestor interest in the diversification benefits of REITs relative to the S&P
500. During July's broader market volatility, the S&P 500 and the Russell 2000 (small capitalization stocks) Index declined by -4.4% and -8.7%, respectively. In contrast, REITs were up a modest 0.4% during July. Real estate securities are tending to perform more like their underlying real estate earnings and less like the general stock market.

PORTFOLIO COMMENTS

  Total return for the INVESCO Advisor Real Estate Fund was 36.4% for 1996. During the year, the fund benefited from being appropriately overweighted in the hotel and industrial/office sectors. Since inception (5/1/95), the Real Estate Fund has produced an average annual return of 26.9%.
  During 1996, following a pattern similar to that of 1995, REITs, which oper-ate in the office (+51.8%) and hotel (+49.2%) sectors, were again the star performers. Another strong sector, regional mall REITs (+44.6%) recovered from a dismal 1995. Returns are generally reflecting the improved real estate fun-damentals being experienced by REITs which operate in these property sectors.
  We believe there are four primary reasons which continue to make REITs wor-thy of investment consideration. The first reason is a high dividend yield. The second factor that makes REITs a worthy consideration is solid real estate fundamentals. The third factor is portfolio diversification. And finally, long-term REIT industry growth is quite favorable.

                               REAL ESTATE FUND
                           TOTAL RETURN PERFORMANCE*
                         [LOGO OF GRAPH APPEARS HERE]

           Invesco Advisor Real Estate Fund     NAREIT        CPI       Treasury Bill
--------------------------------------------------------------------------------------
05/1/95                25,000                  25,000      25,000         25,000
12/95                  27,282                  28,859      25,302         25,811
12/96                  37,220                  39,034      26,150         27,168
--------------------------------------------------------------------------------------

INVESCO Advisor Real Estate Fund's average annual total returns for the period ended December 31, 1996 is:*
          1 year: 36.43%; and, since inception (May 1, 1995): 26.89%

INVESCO ADVISOR INCOME FUND

MARKET PERSPECTIVE
  The Lehman Government/Corporate Index return was a lackluster 2.9% in 1996 as interest rates generally rose. The bond market was a roller coaster ride during the year with long treasury bonds starting out at 5.9%, and then going to 7.2% in June before settling back to 6.6% at year-end. Not surprisingly, this pattern was similar to that of Gross Domestic Product growth rates. The latest Consumer Price Index figures are also causing a bit of concern to bond-holders, rising to a 3.3% rate after bottoming at 2.3% in May, 1994.

PORTFOLIO COMMENTS
  The INVESCO Advisor Income Fund posted a return of -1.2% for 1996. Because of poor returns in the first half of the year when interest rates were rising, the fund trailed the broader fixed income benchmarks.
  The fund's investment discipline revolves around three factors: the portfo-lio's average maturity, the sector allocation, and individual security selec-tions. The fund's maturity strategy is slightly defensive, which means that its average maturity (currently 6.7 years) is a little shorter than the mar-ket's. This strategy generally provides more protection in down or bearish markets where interest rates are rising and bond prices are falling. The sec-tor allocation is determined by the relative attractiveness of corporate bonds and mortgage secu-rities compared with U.S. Treasury
Securities. The fund is primarily invested in high quality, government bonds.

                                  INCOME FUND
                           TOTAL RETURN PERFORMANCE*
                          [LOGO OF GRAPH APPEARS HERE]


            Invesco Adviser      LBG/CBI      CPI      Treasury Bill
---------------------------------------------------------------------
12/31/86         25,000          25,000     25,000        25,000
1987             24,775          25,573     26,239        26,550
1988             26,160          27,511     27,300        28,438
1989             28,548          31,428     28,539        30,915
1990             30,781          34,030     30,511        33,407
1991             34,616          39,519     31,375        35,313
1992             36,257          42,515     32,330        36,573
1993             38,936          47,145     33,179        37,741
1994             38,236          45,472     34,052        39,420
1995             46,311          54,220     34,948        41,714
1996             45,742          55,787     36,119        43,908
-----------------------------------------------------------------------

INVESCO Advisor Income Fund's average annual total returns for the periods ended December 31, 1996 are:*
                1 year: -1.23%; 3 years: 5.52%; 5 years: 5.73%;
                             and, 10 years: 6.23%

  *Total return assumes reinvestment of dividends and capital gain distribu-tions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The S&P 500 is an unmanaged index of common stocks considered representative of the broad market. The Lehman Government/Corporate Index (LBG/CBI) is an unmanaged index considered represen-tative of the broad bond market. Consumer Price Index (CPI) is a representative index of inflation in the economy. European Australian, Far East (EAFE) Index is an unmanaged index of stocks considered representative of foreign markets. National Association of Real Estate Investment Trust (NAREIT) Index is an un-managed index of common stocks of all tax-qualified equity REITs listed on ma-jor U.S. exchanges or OTC. Flex Benchmark is 60% S&P 500 and 40% LBG/CBI. MultiFlex Benchmark is 20% S&P 500, 20% LBG/CBI, 20% Russell 2000 Index (an in-dex of the 2,000 smallest common stocks), 20% NAREIT and 20% EAFE.

INVESCO Advisor Funds, Inc.
STATEMENT OF INVESTMENT SECURITIES
December 31, 1996

-------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND
COMMON STOCKS 68.17%
BASIC MATERIALS 2.53%
Dow Chemical Co........................................     60,000 $  4,702,500
Imperial Chemical Industries PLC, ADR..................     50,000    2,600,000
Imperial Tobacco Group PLC, ADR*.......................     87,500    1,129,030
Westvaco Corp..........................................    135,000    3,881,250
                                                                   ------------
                                                                     12,312,780
                                                                   ------------
CAPITAL GOODS 7.07%
Boeing Co..............................................     60,000    6,382,500
COMPAQ Computer Corp.*.................................    100,000    7,425,000
General Electric Co....................................     75,000    7,415,625
Lockheed Martin Corp...................................     70,000    6,405,000
Snap-On Tools Corp.....................................     60,000    2,137,500
Whirlpool Corp.........................................    100,000    4,662,500
                                                                   ------------
                                                                     34,428,125
                                                                   ------------
CONSUMER CYCLICAL 9.39%
Deluxe Corp............................................    150,000    4,912,500
Ford Motor Co..........................................    175,000    5,578,125
Gannett Co., Inc.......................................     50,000    3,743,750
K Mart Corp.*..........................................    250,000    2,593,750
Liz Claiborne, Inc.....................................    100,000    3,862,500
McDonald's Corp........................................    110,000    4,977,500
Penney (J.C.) Co., Inc.................................     85,000    4,143,750
Reebok International, Ltd..............................    100,000    4,200,000
Rite-Aid Corp..........................................     75,000    2,981,250
Tandy Corp.............................................     60,000    2,640,000
V.F. Corp..............................................     90,000    6,075,000
                                                                   ------------
                                                                     45,708,125
                                                                   ------------
CONSUMER STAPLES 17.28%
Abbott Laboratories....................................    100,000    5,075,000
American Brands, Inc...................................    110,000    5,458,750
American Home Products Corp............................    100,000    5,862,500
Anheuser-Busch Cos., Inc...............................    150,000    6,000,000
Archer-Daniels-Midland Co..............................    300,000    6,600,000
Columbia/HCA Healthcare, Inc...........................    150,000    6,112,500
Fleming Cos., Inc......................................    100,000    1,725,000
Genuine Parts Co.......................................    100,000    4,450,000
Heinz (H.J.) Co........................................    150,000    5,362,500
Lilly (Eli) & Co.......................................     90,000    6,570,000
Mylan Laboratories, Inc................................    350,000    5,862,500
Philip Morris Cos., Inc................................     65,000    7,320,625
Schering-Plough Corp...................................    100,000    6,475,000

--------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount       Value
--------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND (CONTINUED)
SuperValu, Inc.........................................    150,000 $  4,256,250
Unilever N.V...........................................     40,000    7,010,000
                                                                   ------------
                                                                     84,140,625
                                                                   ------------
DIVERSIFIED 4.89%
Cognizant Corp.........................................     75,000    2,475,000
Hanson PLC, ADR........................................    350,000    2,362,500
Minnesota Mining & Manufacturing Co....................     70,000    5,801,250
National Service Industries, Inc.......................    100,000    3,737,500
Phelps Dodge Corp......................................     70,000    4,725,000
Textron, Inc...........................................     50,000    4,712,500
                                                                   ------------
                                                                     23,813,750
                                                                   ------------
ENERGY 4.80%
Amoco Corp.............................................     50,000    4,025,000
Exxon Corp.............................................     50,000    4,900,000
Repsol AS, ADR.........................................    200,000    7,625,000
Royal Dutch Petroleum Co...............................     40,000    6,830,000
                                                                   ------------
                                                                     23,380,000
                                                                   ------------
FINANCE 12.07%
American General Corp..................................    110,000    4,496,250
Dun & Bradstreet Corp..................................     75,000    1,781,250
First Chicago NBD Corp.................................    150,000    8,062,500
First of America Bank Corp.............................    100,000    6,012,500
First Union Corp.......................................     50,000    3,700,000
Marsh & McLennan Cos., Inc.............................     50,000    5,200,000
Morgan Stanley Group, Inc..............................    110,000    6,283,750
NationsBank Corp.......................................     65,000    6,353,750
Ohio Casualty Corp.....................................    150,000    5,325,000
SAFECO Corp............................................    150,000    5,915,625
Wachovia Corp..........................................    100,000    5,650,000
                                                                   ------------
                                                                     58,780,625
                                                                   ------------
TECHNOLOGY 3.76%
Computer Associates International, Inc.................    100,000    4,975,000
Hewlett-Packard Co.....................................    100,000    5,025,000
International Business Machines Corp...................     55,000    8,305,000
                                                                   ------------
                                                                     18,305,000
                                                                   ------------
TRANSPORTATION & SERVICES 0.94%
Browning-Ferris Industries, Inc........................    175,000    4,593,750
                                                                   ------------
UTILITIES 5.44%
Edison International Corp..............................    350,000    6,956,250
GPU Corp...............................................    175,000    5,884,375
NYNEX Corp.............................................     90,000    4,331,250
Telefonica de Espana, ADR..............................     75,000    5,193,750
Telefonos de Mexico, "L", ADR..........................    125,000    4,125,000
                                                                   ------------
                                                                     26,490,625
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $227,149,703)...................................             331,953,405
                                                                   ------------

PREFERRED STOCKS 0.98%
TRANSPORTATION & SERVICES 0.98%
Illinois Central Corp. (Cost $3,843,152)............     150,000 $  4,800,000
                                                                 ------------
TOTAL COMMON & PREFERRED STOCKS
 (Cost $230,992,855)................................              336,753,405
                                                                 ------------
FIXED INCOME SECURITIES 29.67%
U.S. GOVERNMENT OBLIGATIONS 22.60%
U.S. TREASURY NOTES
 6.750%, 02/28/1997................................. $ 8,000,000    8,012,504
 6.125%, 03/31/1998.................................  10,000,000   10,021,880
 7.125%, 10/15/1998.................................   5,000,000    5,100,000
 8.875%, 02/15/1999.................................  11,250,000   11,900,396
 6.750%, 06/30/1999.................................   5,000,000    5,087,500
 6.375%, 07/15/1999.................................  10,000,000   10,093,750
 8.750%, 08/15/2000.................................  14,000,000   15,172,500
 7.875%, 08/15/2001.................................   7,000,000    7,461,566
 7.500%, 05/15/2002.................................   4,500,000    4,758,750
 6.500%, 08/15/2005.................................   5,000,000    5,034,375
 9.375%, 02/15/2006.................................   8,000,000    9,625,000
 9.250%, 02/15/2016.................................   9,000,000   11,418,750
 7.250%, 08/15/2022.................................   6,000,000    6,346,878
                                                                 ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $107,619,851)................................              110,033,849
                                                                 ------------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS 5.12%
FEDERAL HOME LOAN MORTGAGE CORP. GOLD
 6.500%, 07/01/2001, Pool #G50362...................   3,901,506    3,895,431
 8.000%, 10/01/2010, Pool #G10518...................   2,934,034    3,019,306
                                                                 ------------
                                                                    6,914,737
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSN.
 8.500%, 03/01/2010, Pool #313136...................   2,905,382    3,022,506
 6.500%, 06/01/2011, Pool #250579...................   2,923,135    2,870,154
 6.500%, 08/01/2026, Pool #313097...................   4,924,348    4,698,138
                                                                 ------------
                                                                   10,590,798
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSN.
 6.500%, 10/15/2008, Pool #354668...................   1,432,577    1,413,774
 7.000%, 10/15/2008, Pool #372807...................   1,263,648    1,268,782
 6.000%, 11/15/2008, Pool #365945...................   1,465,885    1,415,495
 7.500%, 03/15/2026, Pool #417287...................   3,338,349    3,340,435
                                                                 ------------
                                                                    7,438,486
                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
 (Cost $25,009,362).................................               24,944,021
                                                                 ------------
CORPORATE BONDS 1.95%
FINANCE 0.51%
NationsBank Corp., 5.375%, 04/15/2000...............   1,550,000    1,502,550

                                       7
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
                                                        Shares or
                                                        Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND (CONTINUED)
National City Corp., 7.200%, 05/15/2005................ $ 1,000,000 $  1,007,485
                                                                    ------------
                                                                       2,510,035
                                                                    ------------
INDUSTRIAL 0.83%
ConAgra, Inc., 9.750%, 11/01/1997......................   1,000,000    1,030,537
Ford Motor Co., 7.500%, 11/15/1999.....................     750,000      770,165
Rockwell International, Inc., 6.625%, 06/01/2005.......   1,500,000    1,477,484
Wal-Mart Stores, Inc., 5.500%, 03/01/1998..............     750,000      746,197
                                                                    ------------
                                                                       4,024,383
                                                                    ------------
UTILITIES 0.61%
Pennsylvania Power & Light Co., 6.875%, 02/01/2003.....   1,000,000    1,000,402
Pennsylvania Power & Light Co., 6.550%, 03/01/2006.....   1,900,000    1,826,729
Union Electric Co., 6.750%,
 10/15/1999............................................     150,000      151,531
                                                                    ------------
                                                                       2,978,662
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $9,731,554).....................................                9,513,080
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $142,360,767)...................................              144,490,950
                                                                    ------------
SHORT TERM INVESTMENTS 1.18%
United Missouri Bank, Money Market Fiduciary+ 4.900%...   5,737,117    5,737,117
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $5,737,117).....................................                5,737,117
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $379,090,739#)........................             $486,981,472
                                                                    ============

INVESCO ADVISOR EQUITY FUND
COMMON STOCKS 94.76%
BASIC MATERIALS 2.88%
Great Lakes Chemical Corp..............................      20,000 $    935,000
Imperial Chemical Industries PLC, ADR..................      33,200    1,726,400
Westvaco Corp..........................................      45,000    1,293,750
                                                                    ------------
                                                                       3,955,150
                                                                    ------------
CAPITAL GOODS 9.95%
Boeing Co..............................................      28,400    3,021,050
Emerson Electric Co....................................      12,000    1,161,000
Lockheed Martin Corp...................................      35,860    3,281,190



Pitney Bowes, Inc......................................     25,700 $  1,400,650
Raytheon Co............................................     39,400    1,896,125
Unifi, Inc.............................................     40,000    1,285,000
WMX Technologies, Inc..................................     50,000    1,631,250
                                                                   ------------
                                                                     13,676,265
                                                                   ------------
CONSUMER CYCLICAL 12.29%
Circuit City Stores, Inc...............................     54,000    1,626,750
Cooper Tire & Rubber Co................................     62,000    1,224,500
Disney (Walt) Co.......................................     30,400    2,116,600
Gap, Inc...............................................     50,000    1,506,250
Mattel, Inc............................................     50,000    1,387,500
Maytag Corp............................................     86,900    1,716,275
McDonald's Corp........................................     53,400    2,416,350
Penney (J.C.) Co., Inc.................................     40,000    1,950,000
Russell Corp...........................................     56,000    1,666,000
Shaw Industries, Inc...................................    109,000    1,280,750
                                                                   ------------
                                                                     16,890,975
                                                                   ------------
CONSUMER STAPLES 21.19%
Abbott Laboratories....................................     50,400    2,557,800
American Home Products Corp............................     42,000    2,462,250
Columbia/HCA Healthcare, Inc...........................     70,200    2,860,650
Giant Food, Inc., Cl. A................................     60,000    2,070,000
Heinz (H.J.) Co........................................     58,350    2,086,013
Kimberly-Clark Corp....................................     20,000    1,905,000
Lilly (Eli) & Co.......................................     35,400    2,584,200
Merck & Co., Inc.......................................     41,900    3,320,575
Mylan Laboratories.....................................     77,000    1,289,750
PepsiCo, Inc...........................................     85,000    2,486,250
Philip Morris Cos., Inc................................     28,300    3,187,287
Schering-Plough Corp...................................     35,600    2,305,100
                                                                   ------------
                                                                     29,114,875
                                                                   ------------
DIVERSIFIED 8.25%
American Brands, Inc...................................     50,000    2,481,250
Cognizant Corp.........................................     40,000    1,320,000
General Electric Co....................................     29,000    2,867,375
Minnesota Mining & Manufacturing Co....................     20,000    1,657,500
Textron, Inc...........................................     32,000    3,016,000
                                                                   ------------
                                                                     11,342,125
                                                                   ------------
ENERGY 6.53%
Amoco Corp.............................................     24,600    1,980,300
Exxon Corp.............................................     22,000    2,156,000
Repsol AS, ADR.........................................     60,000    2,287,500
Royal Dutch Petroleum Co...............................     14,900    2,544,175
                                                                   ------------
                                                                      8,967,975
                                                                   ------------
FINANCE 18.96%
American General Corp..................................     60,000    2,452,500
American International Group, Inc......................     23,100    2,500,575
Boatmen's Bancshares, Inc..............................     35,000    2,257,500
Chubb Corp.............................................     25,000    1,343,750

                                       8
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                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR EQUITY FUND (CONTINUED)
Dun & Bradstreet Corp..................................      60,000 $  1,425,000
Federal National Mortgage Assn.........................      40,000    1,490,000
First Chicago NBD Corp.................................      53,800    2,891,750
First of America Bank Corp.............................      40,000    2,405,000
First Union Corp.......................................      30,000    2,220,000
General RE Corp........................................      13,500    2,129,625
Jefferson-Pilot Corp...................................      24,000    1,359,000
Morgan Stanley Group, Inc..............................      37,000    2,113,625
SAFECO Corp............................................      37,000    1,459,187
                                                                    ------------
                                                                      26,047,512
                                                                    ------------
TECHNOLOGY 9.66%
COMPAQ Computer Corp.*.................................      32,000    2,376,000
Computer Associates International, Inc.................      55,000    2,736,250
Hewlett-Packard Co.....................................      56,000    2,814,000
International Business Machines Corp...................      18,000    2,718,000
Xerox Corp.............................................      50,000    2,631,250
                                                                    ------------
                                                                      13,275,500
                                                                    ------------
UTILITIES 5.05%
CINergy Corp...........................................      61,000    2,035,875
Southern New England Telecommunications Corp...........      60,000    2,332,500
Telefonos de Mexico, "L", ADR..........................      40,800    1,346,400
Texas Utilities Co.....................................      30,000    1,222,500
                                                                    ------------
                                                                       6,937,275
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $86,731,704)....................................              130,207,652
                                                                    ------------
PREFERRED STOCK 1.08%
TRANSPORTATION & SERVICES 1.08%
Illinois Central Corp..................................      46,500    1,488,000
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $1,451,774).....................................                1,488,000
                                                                    ------------
SHORT TERM INVESTMENTS 4.16%
COMMERCIAL PAPER 1.51%
Kellogg Co., 5.650%, 01/06/1997........................ $ 1,070,000    1,069,161
Gannett Co., 5.350%, 01/07/1997........................   1,000,000      999,108
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $2,068,269).....................................                2,068,269
                                                                    ------------
OTHER SECURITIES 2.65%
United Missouri Bank, Money Market Fiduciary+ 4.900%...   3,646,494    3,646,494
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $5,714,763).....................................             $  5,714,763
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $93,898,241#).........................             $137,410,415
                                                                    ============

INVESCO ADVISOR MULTIFLEX FUND
COMMON STOCKS 78.81%
LARGE CAPITALIZATION EQUITIES 17.21%
Abbott Laboratories.....................................     17,650 $   895,738
Air Products & Chemicals, Inc...........................      3,400     235,025
American Brands, Inc....................................     13,000     645,125
American General Corp...................................     18,200     743,925
American Home Products Corp.............................     11,000     644,875
American International Group, Inc.......................      6,950     752,337
Amoco Corp..............................................      4,000     322,000
Archer-Daniels-Midland Co...............................     37,800     831,600
Atlantic Richfield Co...................................      3,900     516,750
Boatmen's Bancshares, Inc...............................     16,600   1,070,700
Boeing Co...............................................      3,400     361,675
Bristol-Myers Squibb Co.................................      8,950     973,313
Chubb Corp..............................................      2,900     155,875
Circuit City Stores, Inc................................     14,000     421,750
Columbia/HCA Healthcare, Inc............................     22,828     930,241
COMPAQ Computer Corp.*..................................     11,400     846,450
Computer Associates International, Inc..................     10,400     517,400
Comsat Corp.............................................      6,200     152,675
Cooper Tire & Rubber Co.................................     22,300     440,425
Disney (Walt) Co........................................      5,000     348,125
Dover Corp..............................................     10,850     545,212
Dow Chemical Co.........................................      6,200     485,925
DTE Energy Co...........................................     23,000     744,625
Dun & Bradstreet Corp...................................     14,100     334,875
Emerson Electric Co.....................................      8,800     851,400
Exxon Corp..............................................      8,700     852,600
Federal National Mortgage Assn..........................     24,300     905,175
First Chicago NBD Corp..................................     17,000     913,750
Ford Motor Co...........................................     16,600     529,125
Gannett Co., Inc........................................      7,000     524,125
General Electric Co.....................................      5,500     543,813
General RE Corp.........................................      3,800     599,450
Great Lakes Chemical Corp...............................     13,000     607,750
Heinz (H.J.) Co.........................................     19,000     679,250
Hewlett-Packard Co......................................     18,400     924,600
International Business Machines Corp....................      4,700     709,700
Jefferson-Pilot Corp....................................      2,600     147,225
Johnson & Johnson.......................................     10,800     537,300
Kimberly-Clark Corp.....................................      9,100     866,775
Lilly (Eli) & Co........................................      7,500     547,500
Lockheed Martin Corp....................................      9,616     879,864
Marsh & McLennan Cos., Inc..............................      4,025     418,600
Mattel, Inc.............................................     17,000     471,750
McDonald's Corp.........................................     16,000     724,000
Merck & Co., Inc........................................      9,100     721,175
Minnesota Mining & Manufacturing Co.....................      9,000     745,875
Morgan Stanley Group, Inc...............................      9,000     514,125
Norfolk Southern Corp...................................      3,500     306,250

                                       9
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                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
Penney (J.C.) Co., Inc.................................     13,375 $    652,031
PepsiCo, Inc...........................................     28,350      829,237
Phelps Dodge Corp......................................      8,500      573,750
Philip Morris Cos., Inc................................      9,750    1,098,094
Pitney Bowes, Inc......................................      9,600      523,200
Ralston Purina Group...................................     12,100      887,838
Raytheon Co............................................     20,000      962,500
Rite Aid Corp..........................................     18,000      715,500
Royal Dutch Petroleum Co...............................      6,900    1,178,175
Russell Corp...........................................      5,100      151,725
SAFECO Corp............................................     26,300    1,037,206
Salomon, Inc...........................................     13,000      612,625
Schering-Plough Corp...................................     15,050      974,488
Shaw Industries, Inc...................................     13,000      152,750
Southern Co............................................     12,500      282,813
Southern New England
 Telecommunications Corp...............................     23,350      907,731
Texas Utilities Co.....................................     11,000      448,250
Textron, Inc...........................................     10,000      942,500
Vulcan Materials Co....................................     11,000      669,625
Wachovia Corp..........................................     10,000      565,000
Wal-Mart Stores, Inc...................................     10,500      240,187
Westvaco Corp..........................................     18,000      517,500
Whirlpool Corp.........................................     11,500      536,188
WMX Technologies, Inc..................................     22,500      734,062
Xerox Corp.............................................     14,500      763,062
                                                                   ------------
                                                                     46,393,855
                                                                   ------------
SMALL CAPITALIZATION EQUITIES 23.94%
Access Health, Inc.*...................................      4,100      183,475
ACX Technologies, Inc.*................................     10,200      202,725
Advanced Technology Laboratories, Inc.*................     12,500      387,500
Albank Financial Corp..................................     15,840      496,980
Alberto-Culver Co., Cl. B..............................      4,900      235,200
AMC Entertainment, Inc.*...............................     11,800      169,625
AMERCO*................................................        400       14,000
American Bankers Insurance Group, Inc..................      5,800      296,525
American Management Systems, Inc.*.....................     15,500      379,750
AmeriSource Health Corp., Cl. A*.......................      4,900      236,425
Amylin Pharmaceuticals, Inc.*..........................     17,500      227,500
AptarGroup, Inc........................................      6,700      236,175
Arvin Industries, Inc..................................      5,800      143,550
Ashland Coal, Inc......................................      8,300      230,325
Aspen Technologies, Inc.*..............................      4,800      385,200
Associated Group, Inc., Cl. A*.........................      5,100      156,825
Astoria Financial Group Corp...........................     29,600    1,091,500
Baldor Electric Co.....................................      6,900      169,912
Ballard Medical Products...............................     14,200      264,475



Barr Laboratories, Inc.*...............................      6,200 $    157,325
Belden, Inc............................................      4,800      177,600
Bell Industries, Inc.*.................................     11,720      250,515
Bergen Brunswig Corp., Cl. A...........................      7,700      219,450
Bindley Western Industries, Inc........................     18,900      366,188
Bio-Rad Laboratories, Inc., Cl. A*.....................      6,450      193,500
Black Box Corp.*.......................................      4,200      173,250
Blount International, Inc..............................      5,100      195,712
BMC Industries, Inc....................................      5,900      185,850
Boole & Babbage, Inc.*.................................     18,000      450,000
Borders Group, Inc.*...................................      3,600      129,150
Borg-Warner Automotive, Inc............................     21,800      839,300
Cablevision Systems Corp.*.............................      5,500      168,437
Cabot Oil & Gas Corp., Cl. A...........................     20,100      344,213
CACI International, Inc., Cl. A*.......................     13,900      291,900
Cal Fed Bancorp, Inc.*.................................      9,700      237,650
Camco International, Inc...............................      7,700      355,162
Carlisle Cos., Inc.....................................      4,900      296,450
Carmike Cinemas, Inc., Cl. A*..........................      7,100      180,163
Carson Pirie Scott & Co.*..............................      7,800      196,950
Carter-Wallace, Inc....................................     22,400      350,000
CCB Financial Corp.....................................      5,100      348,075
Centex Construction Products, Inc......................      9,400      169,200
Centex Corp............................................     16,500      620,812
Central Louisiana Electric Co., Inc....................      1,300       35,913
Central Maine Power Co.................................     16,000      186,000
Central Newspapers, Inc., Cl. A........................      9,900      435,600
Chesapeake Corp........................................     23,200      727,900
CILCORP, Inc...........................................      1,700       62,262
Citrix Systems, Inc.*..................................        400       15,625
CKE Restaurants, Inc...................................     14,900      536,400
CMAC Investment Corp...................................      6,200      227,850
Coast Savings Financial, Inc.*.........................     15,700      575,013
Commerce Group, Inc....................................     20,300      512,575
Commercial Federal Corp................................      5,800      278,400
Commonwealth Energy Systems............................     10,400      244,400
Community First Bankshares, Inc........................     10,600      291,500
Cullen Frost Bankers, Inc..............................     26,000      864,500
Dallas Semiconductor Corp..............................        300        6,900
Davox Corp.*...........................................      5,100      210,375
Dexter Corp............................................     28,800      918,000
Dionex Corp. *.........................................      9,100      318,500
Dynatech Corp.*........................................      3,400      150,450
Earthgrains Co.........................................      8,600      449,350
Energen Corp...........................................      5,200      157,300
Energy Ventures, Inc.*.................................      6,000      305,250
E'town Corp............................................      5,100      161,287
Evans & Sutherland Computer Corp.*.....................     19,000      475,000
Fair Isaac & Co., Inc..................................      6,000      234,750

                                       10
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--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
-------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
FINOVA Group, Inc......................................      5,400 $    346,950
First Commercial Corp..................................      3,142      116,647
First Midwest Bancorp, Inc.............................     11,500      375,187
Foamex International, Inc.*............................     10,400      171,600
Fremont General Corp...................................      6,930      214,830
Frontier Insurance Group, Inc..........................     10,810      413,482
Fuller (H.B.) Co.......................................      5,000      235,000
Furniture Brands International, Inc.*..................     18,000      252,000
G & K Services, Inc., Cl. A............................     10,900      411,475
Gerber Scientific, Inc.................................     22,900      340,638
Giddings & Lewis, Inc..................................     20,400      262,650
Gilead Sciences, Inc.*.................................     17,700      442,500
Guarantee Life Cos., Inc...............................      7,600      140,600
Harland (John H.) Co...................................      9,200      303,600
Harnischfeger Industries, Inc..........................      7,100      341,687
Hawaiian Electric Industries, Inc.......... ...........     13,100      473,238
Health Management Systems, Inc.*.......................     10,800      151,200
Heartland Express, Inc.*...............................      8,850      215,719
Hooper Holmes, Inc.....................................        300        5,213
Horace Mann Educators Corp.............................     13,200      532,950
IDEX Corp..............................................     12,800      510,400
IES Industries, Inc....................................      8,800      262,900
Illinois Central Corp..................................     18,000      576,000
Imperial Credit Industries, Inc.*......................     14,800      310,800
Integrated Systems, Inc.*..............................     14,200      369,200
International Multifoods Corp..........................     11,600      210,250
Interstate Power Co....................................      9,300      269,700
Invacare Corp..........................................     10,200      280,500
Ionics, Inc.*..........................................      4,700      225,600
JLG Industries, Inc....................................      9,100      145,600
JP Foodservice, Inc....................................      7,100      197,912
Kellwood Co............................................     11,300      226,000
Kinder Care Learning Centers, Inc.*....................     41,900      785,625
Lands' End, Inc.*......................................     13,000      344,500
Lawyers Title Corp.....................................     13,700      268,863
Lennar Corp............................................     15,100      411,475
Level One Communications, Inc.*........................     10,400      371,800
Lincare Holdings, Inc.*................................      7,800      319,800
Logicon, Inc...........................................      5,200      189,800
Louis Dreyfus Natural Gas Corp.*.......................        200        3,425
Luby's Cafeterias, Inc.................................     10,400      206,700
Magna Group, Inc.......................................     12,200      359,900
Measurex Corp..........................................     15,200      364,800
Medusa Corp............................................      8,800      302,500
Meredith Corp..........................................     12,300      648,825
Methode Electronics, Inc., Cl. A.......................     26,300      532,575
Miller (Herman), Inc...................................     11,400      645,525
Minnesota Power & Light Co.............................      8,300      228,250
Molecular Dynamics, Inc.*..............................     18,600      199,950
Multicare Cos., Inc.*..................................     25,250      511,312



NAC Re Corp............................................      6,600 $    223,575
National Data Corp.....................................      5,700      247,950
Nautica Enterprises, Inc.*.............................     10,100      255,025
Newpark Resources, Inc.*...............................     13,300      495,425
NeXstar Pharmaceuticals, Inc.*.........................     11,900      178,500
Norrell Corp...........................................     13,500      367,875
NVR, Inc.*.............................................     21,000      273,000
OEC Medical Systems, Inc.*.............................     21,700      325,500
Oneida, Ltd............................................     29,700      534,600
Oneok, Inc.............................................     10,200      306,000
Orion Capital Corp.....................................      4,600      281,175
Palmer Wireless, Inc., Cl. A*..........................     15,700      164,850
Periphonics Corp.*.....................................     26,600      778,050
PHH Corp...............................................     24,500    1,053,500
Poe & Brown, Inc.......................................     18,200      482,300
Precision Castparts Corp...............................      5,950      295,269
Presidential Life Corp.................................     19,300      232,806
Primadonna Resorts, Inc.*..............................     26,500      450,500
Prime Hospitality Corp.*...............................     13,000      209,625
Protective Life Corp...................................     13,100      522,362
Provident Bancorp, Inc.................................      1,750       59,500
Pulitzer Publishing Co.................................      6,400      296,800
Quanex Corp............................................     32,500      889,687
Quick and Reilly Group, Inc............................      6,450      192,694
Raymond James Financial, Inc...........................     10,900      328,362
Reliance Group Holdings, Inc...........................     18,200      166,075
Renaissance Communications Corp.*......................     23,200      829,400
Rexall Sundown, Inc.*..................................      4,100      111,469
Riser Foods, Inc., Cl. A...............................      9,700      307,975
Robbins & Myers, Inc...................................     23,100      577,500
Rock-Tenn Co., Cl. A...................................      9,460      186,835
Ross Stores, Inc.......................................     11,400      570,000
Santa Fe Energy Resources*.............................     39,500      548,062
SCI Systems, Inc.*.....................................      3,800      169,575
Scotsman Industries, Inc...............................      9,000      212,625
Sequa Corp., Cl. A*....................................      5,500      215,875
Shopko Stores, Inc.....................................     15,400      231,000
SIGCORP, Inc...........................................      7,300      252,762
Smith (A.O.) Corp......................................      6,000      179,250
Snyder Oil Corp........................................     39,700      689,788
Springs Industries, Inc., Cl. A........................     11,400      490,200
St. John Knits, Inc....................................     19,600      852,600
Stanley Furniture Co., Inc.*...........................     20,400      405,450
Stone & Webster, Inc...................................     14,900      469,350
Stratus Computer, Inc.*................................      7,700      209,825
SunGard Data Systems, Inc.*............................      7,200      284,400
Symbol Technologies, Inc.*.............................     10,100      446,925
Synopsys, Inc.*........................................      5,700      263,625
Tech Data Corp.*.......................................     12,300      336,712
Texas Industries, Inc..................................      4,100      207,563
The Sports Authority, Inc.*............................     12,700      276,225
Thermo Ecotek Corp.*...................................        600        9,150


--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
-------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
Tiffany & Co...........................................      6,200 $    227,075
Transaction Systems Architects, Inc., Cl. A*...........      9,500      315,875
Tredegar Industries, Inc...............................     17,500      702,187
U. S. Bioscience, Inc.*................................     18,100      228,513
U. S. Home Corp.*......................................     10,800      280,800
UNC, Inc.*.............................................     21,600      259,200
United Stationers, Inc.*...............................     13,700      267,150
Universal Corp.........................................     11,300      363,012
Universal Health Services, Inc., Cl. B*................     16,800      480,900
VideoServer, Inc.*.....................................      7,000      297,500
Waban, Inc.*...........................................     11,700      304,200
Washington National Corp...............................     16,900      464,750
Watson Pharmaceuticals, Inc.*..........................      4,500      202,219
Werner Enterprises, Inc................................     18,300      331,688
West Co., Inc..........................................     19,100      539,575
WestAmerica Bancorp....................................     15,500      895,125
Westpoint Stevens, Inc.*...............................      9,100      271,863
Wind River Systems*....................................      1,800       85,275
Wisconsin Central Transportation Corp.*................      4,800      190,200
Wolverine Tube , Inc.*.................................      5,200      183,300
World Fuel Services Corp...............................     28,200      627,450
Wynn's International, Inc..............................      2,100       66,413
Yellow Corporation*....................................     17,800      255,875
Zale Corp.*............................................      9,400      179,775
20th Century Industries................................     43,700      737,438
                                                                   ------------
                                                                     64,515,776
                                                                   ------------
INTERNATIONAL EQUITIES 17.66%
ABN-AMRO Hldgs N.V., ADR...............................     12,000      779,771
AEGON N.V., ADR........................................     30,000    1,897,500
Akzo Nobel N.V., ADR...................................     11,400      769,500
Amcor Ltd., ADR........................................     25,000      637,500
Associated British Foods PLC, ADR......................    115,000      953,488
Astra AB, ADR..........................................     25,000    1,225,000
Banco Santander AS, ADR................................     20,900    1,327,150
BASF AG, ADR...........................................     32,000    1,230,906
Bayer AG, ADR..........................................     27,400    1,116,544
British Airways PLC, ADR...............................     10,000    1,027,500
British Telecommunications PLC, ADR....................     10,000      686,250
Carlton Communications PLC, ADR........................     20,000      890,000
Compagnie Cervecerias, ADR.............................     20,000      322,500
CRA Ltd., ADR..........................................     15,000      941,100
CS Holding, ADR........................................     30,000      768,030
Development Bank of Singapore, Ltd.,
 ADR...................................................      8,000      432,320
Elsevier N.V., ADR.....................................     25,000      843,750
Empresa Nacional de Electridad AS, ADR.................     12,000      840,000



Fuji Photo Film Co., Ltd., ADR.........................     44,000 $  1,452,000
Glaxo Wellcome PLC, ADR................................     35,000    1,111,250
Groupe Danone, ADR*....................................     18,000      500,659
Hitachi Ltd., ADR......................................     12,000    1,110,000
Hong Kong Electric Holdings, ADR.......................    200,000      664,500
HSBC Holdings PLC, ADR.................................      5,000    1,069,813
Kirin Brewery Co., Ltd., ADR...........................      9,000      886,500
Konica Corp., ADR*.....................................     12,000      795,240
Koninklijke Ahold N.V., ADR............................     27,300    1,685,775
LVMH (Moet-Hennessey Louis Vuitton), ADR...............     20,000    1,120,000
Marui Ltd., ADR........................................     15,600      562,692
Matsushita Electric Industrial Co., Ltd., ADR..........      6,000      979,500
National Australia Bank, Ltd., ADR.....................     25,000    1,471,875
Nestle AS, ADR.........................................     22,000    1,177,235
Novartis AG, ADR.......................................     26,666    1,522,095
Novo-Nordisk AS, ADR*..................................     27,300    1,276,275
PowerGen PLC, ADR......................................     20,000      790,000
Repsol AS, ADR.........................................     20,000      762,500
RWE Aktiengesellschaf AG, ADR..........................     27,000    1,142,292
Sekisui House Ltd., ADR................................      6,600      672,012
Shell Transport & Trading Co., ADR.....................     12,500    1,279,688
Societe Generale, ADR..................................     30,000      647,463
South China Morning Post, ADR..........................    150,000      620,550
Stet Societa Finanziaria Telefonica, ADR...............     15,000      665,625
Sun Hung Kai Properties, Ltd., ADR.....................     85,000    1,041,208
TDK Corp., ADR.........................................     12,100      795,575
Telefonica de Espana, ADR..............................     15,000    1,038,750
Telefonos de Mexico, "L", ADR..........................     15,000      495,000
Total, ADR.............................................     30,000    1,207,500
Toyota Motor Corp., ADR................................      8,000      460,000
Unigate PLC, ADR.......................................    100,000      711,040
Unilever N.V...........................................      6,700    1,174,175
Vitro Sociedad Anonima, ADR............................      1,160        6,380
                                                                   ------------
                                                                     47,583,976
                                                                   ------------
REAL ESTATE EQUITIES 20.00%
American General Hospitality Corp......................     58,400    1,387,000
Arden Realty Group, Inc................................     77,400    2,147,850
Bay Apartment Communities, Inc.........................     55,300    1,990,800
Beacon Properties, Inc.................................     47,500    1,739,688
Cali Realty Corp.......................................     58,800    1,815,450
CarrAmerica Realty Corp................................     38,400    1,123,200
CBL & Associates Properties, Inc.......................     62,400    1,614,600
Chelsea GCA Realty, Inc................................     27,700      959,113
Duke Realty Investments, Inc...........................     46,600    1,794,100
Equity Residential Properties Trust--SBI...............     19,400      800,250
Essex Property Trust, Inc..............................     36,100    1,060,438
FelCor Suite Hotels, Inc...............................     65,800    2,327,675


--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
-------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
First Industrial Realty Trust, Inc....................      69,800 $  2,120,175
Gables Residential Trust--SBI.........................      74,100    2,148,900
Highwoods Properties, Inc.............................      43,900    1,481,625
Horizon Group, Inc....................................      40,320      801,360
JDN Realty Corp.......................................      50,000    1,381,250
JP Realty, Inc........................................      28,700      742,612
Kimco Realty Corp.....................................      48,050    1,675,744
Koger Equity, Inc.*...................................     107,300    2,011,875
Liberty Property Trust--SBI...........................      63,300    1,629,975
Meditrust Inc.--SBI...................................      27,100    1,084,000
Meridian Industrial Trust, Inc........................      64,800    1,360,800
Merry Land & Investment Co., Inc......................      57,000    1,225,500
MGI Properties........................................      67,500    1,485,000
Nationwide Health Properties, Inc.....................      70,900    1,719,325
OMEGA Healthcare Investors, Inc.......................       6,100      202,825
Patriot American Hospitality, Inc.....................      45,000    1,940,625
Public Storage, Inc...................................      98,000    3,038,000
Regency Realty Corp...................................      29,000      761,250
RFS Hotel Investors, Inc..............................      88,500    1,747,875
Security Capital Industrial Trust.....................      26,500      566,437
Shurgard Storage Centers, Inc.........................      19,500      577,688
Simon DeBartolo Group, Inc............................      51,100    1,584,100
Spieker Properties, Inc...............................      30,600    1,101,600
Starwood Lodging Trust................................      18,900    1,041,862
Sun Communities, Inc..................................      27,100      934,950
Winston Hotels, Inc...................................      56,500      769,813
                                                                   ------------
                                                                     53,895,330
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $166,441,000)..................................              212,388,937
                                                                   ------------
FIXED INCOME SECURITIES 15.72%
U.S. GOVERNMENT OBLIGATIONS 7.70%
U.S. TREASURY NOTES
 5.625%, 08/31/1997................................... $ 1,080,000    1,078,313
 5.500%, 09/30/1997...................................   2,400,000    2,394,000
 5.750%, 09/30/1997...................................   1,550,000    1,549,031
 5.375%, 05/31/1998...................................   2,500,000    2,481,250
 5.875%, 08/15/1998...................................   2,500,000    2,496,875
 5.875%, 10/31/1998...................................   2,500,000    2,496,875
 6.875%, 07/31/1999...................................     800,000      816,250
 7.750%, 12/31/1999...................................   1,655,000    1,730,509
 6.250%, 05/31/2000...................................     900,000      903,938
 6.250%, 02/15/2003...................................   1,525,000    1,523,571
 8.750%, 05/15/2017...................................   2,695,000    3,286,216
                                                                   ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $20,603,728)...................................               20,756,828
                                                                   ------------


U.S. GOVERNMENT AGENCY
 OBLIGATIONS 4.05%
Federal Home Loan Bank
 6.075%, 01/22/1999...................................  $ 2,000,000 $  1,999,062
Federal Home Loan Mortgage Corp., 1393-C PAC, 6.000%,
 01/15/2004...........................................    1,000,000      996,540
Federal Home Loan Mortgage Corp., Pool #380070,
 9.000%, 01/01/2005...................................      345,030      360,233
Federal Home Loan Mortgage Corp., FHR 185-E PAC,
 9.000%, 08/15/2006...................................    1,000,000    1,030,790
Federal Home Loan Mortgage Corp., Pool #554938,
 8.000%, 08/01/2017...................................      382,419      389,709
FHA/VA, Pool
 #140283 6.500%, 08/01/2003...........................      422,337      418,351
Federal National Mortgage Assn., FHR 1992-152 J PAC,
 7.000%, 05/25/2006...................................      810,000      817,306
Federal National Mortgage Corp.,
 92-24 H PAC, 7.500%, 11/25/2006......................    1,000,000    1,018,800
Federal National Mortgage Assn., Pool #337190, 6.000%,
 04/01/2011...........................................      674,193      648,279
Federal National Mortgage Assn., Pool #190723, 6.000%,
 04/01/2024...........................................    1,538,528    1,428,428
Government National Mortgage Assn., 1996-13 G, 7.000%,
 01/16/2007...........................................    1,000,000    1,008,590
Government National Mortgage Assn., Pool #398551,
 6.500%, 04/15/2026...................................      838,221      799,716
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $10,925,718)...................................                10,915,804
                                                                    ------------
ASSET BACKED SECURITIES 1.30%
ContiMortgage Home Equity Loan Trust, 1995-4 A4,
 6.330%, 10/15/2010...................................      500,000      498,805
NationsBank Auto Owner Trust, 6.375%, 07/15/2006......    1,000,000    1,006,260
Olympic Automobile Receivables Trust, 1996-AA3,
 5.700%, 04/15/2000...................................    1,000,000      997,160
Premier Auto Trust,
 1996-4 A3 6.200%, 11/06/2000.........................    1,000,000    1,003,140
                                                                    ------------
TOTAL ASSET BACKED SECURITIES
 (Cost $3,492,617)....................................                 3,505,365
                                                                    ------------
CORPORATE BONDS 2.67%
Associates Corp., 7.750%, 02/15/2005..................      800,000      855,421
BellSouth Telecommunications,
 5.850%, 11/15/2045...................................    1,000,000      987,282
Beneficial Corp., 8.400%, 05/15/2008..................    1,000,000    1,135,272
General Electric Capital Corp., 5.800% (Variable
 Rate), 04/01/2008....................................    1,100,000    1,182,712

--------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
GTE Corp., 10.250%, 11/01/2020..........................    620,000 $    706,382
Motorola, Inc., 8.400%, 08/15/2031......................    735,000      861,773
US West Capital Funding Corp., 6.310%, 11/01/2005.......    675,000      666,176
WMX Technologies, Inc., 6.220%, 04/30/2004..............    750,000      801,366
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $7,061,450)......................................               7,196,384
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $42,083,513).....................................              42,374,381
                                                                    ------------
SHORT TERM INVESTMENTS 5.47%
United Missouri Bank, Money Market Fiduciary+ 4.900%.... 14,728,538   14,728,538
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $14,728,538).....................................              14,728,538
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $223,253,051#).........................            $269,491,856
                                                                    ============
INVESCO ADVISOR INTERNATIONAL VALUE FUND
COMMON STOCKS 95.58%
BASIC MATERIALS 5.68%
BASF AG, ADR............................................     30,000 $  1,153,974
Cemex AS, "B", ADR......................................     70,000      544,201
CRA Ltd., ADR...........................................     20,000    1,254,800
                                                                    ------------
                                                                       2,952,975
                                                                    ------------
CONSUMER CYCLICAL 5.48%
Canon, Inc., ADR........................................      8,000      880,000
Elsevier N.V., ADR......................................     20,000      675,000
Marui Ltd., ADR.........................................     12,000      432,152
Toyota Motor Corp., ADR.................................     15,000      862,500
                                                                    ------------
                                                                       2,849,652
                                                                    ------------
CONSUMER STAPLES 19.47%
Amcor Ltd., ADR.........................................     35,000      892,500
Associated British Foods PLC, ADR.......................    130,000    1,077,856
Dai Nippon Printing Co. Ltd., ADR.......................      5,000      874,472
Glaxo Wellcome PLC, ADR.................................     35,000    1,111,250
Groupe Danone, ADR*.....................................     20,000      556,288
J. Sainsbury PLC, ADR...................................     40,000    1,062,400
Kirin Brewery Co., Ltd., ADR............................      8,000      788,000
Koninklijke Ahold N.V., ADR.............................     10,000      617,500
LVMH (Moet-Hennessey Louis Vuitton), ADR................     20,000    1,120,000



Nestle AS, ADR.........................................     18,000 $    963,193
Unilever N.V...........................................      6,000    1,051,500
                                                                   ------------
                                                                     10,114,959
                                                                   ------------
DIVERSIFIED 14.55%
Bayer AG, ADR..........................................     30,000    1,222,494
Elf Aquitaine, ADR.....................................     25,000    1,131,250
Kyocera Corp., ADR.....................................      7,000      854,000
Norsk Hydro AS, ADR....................................     25,000    1,340,625
Novo-Nordisk AS, ADR*..................................     25,000    1,168,750
RWE Aktiengesellschaf AG, ADR..........................     21,000      888,449
Swire Pacific Ltd., ADR................................    100,000      953,450
                                                                   ------------
                                                                      7,559,018
                                                                   ------------
ENERGY 4.14%
Repsol AS, ADR.........................................     25,000      953,125
Royal Dutch Petroleum Co...............................      7,000    1,195,250
                                                                   ------------
                                                                      2,148,375
                                                                   ------------
ELECTRONICS 7.60%
Carlton Communications PLC, ADR........................     25,000    1,112,500
Fuji Photo Film Co., Ltd., ADR.........................     30,000      990,000
Hitachi Ltd., ADR......................................     10,000      925,000
TDK Corp., ADR.........................................     14,000      920,500
                                                                   ------------
                                                                      3,948,000
                                                                   ------------
FINANCE 15.96%
AEGON N.V., ADR........................................     20,000    1,265,000
Banco Santander AS, ADR................................     15,000      952,500
Development Bank of Singapore, ADR.....................     20,000    1,080,800
Den Danske Bank, ADR...................................     10,000      805,233
HSBC Holdings PLC, ADR.................................      5,000    1,069,813
ING Groep N.V., ADR....................................     30,000    1,078,776
National Australia Bank, Ltd., ADR.....................     20,000    1,177,500
Societe Generale Paris, ADR............................     40,000      863,285
                                                                   ------------
                                                                      8,292,907
                                                                   ------------
PHARMACEUTICALS 5.49%
Astra AB, ADR..........................................     25,000    1,225,000
Novartis AG, ADR*......................................     28,466    1,624,996
                                                                   ------------
                                                                      2,849,996
                                                                   ------------
REAL ESTATE & HOUSING 3.73%
Sekisui House Ltd., ADR................................      7,000      711,639
Sun Hung Kai Properties Ltd., ADR......................    100,000    1,224,950
                                                                   ------------
                                                                      1,936,589
                                                                   ------------
TELECOMMUNICATIONS 7.60%
British Telecommunications PLC, ADR....................     15,000    1,029,375
Stet Societa Finanziaria Telefonica, ADR...............     25,000    1,109,375
Telefonica de Espana, ADR..............................     19,000    1,315,750
Telefonos de Mexico, "L", ADR..........................     15,000      495,000
                                                                   ------------
                                                                      3,949,500
                                                                   ------------

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR INTERNATIONAL VALUE FUND (CONTINUED)
TRANSPORTATION & SERVICES 1.98%
British Airways PLC, ADR...............................      10,000 $  1,027,500
                                                                    ------------
UTILITIES 3.90%
Empresa Nacional de Electridad AS, ADR.................      12,000      840,000
PowerGen PLC, ADR......................................      30,000    1,185,000
                                                                    ------------
                                                                       2,025,000
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $42,538,247)....................................               49,654,471
                                                                    ------------
SHORT TERM INVESTMENTS 4.42%
United Missouri Bank, Money Market Fiduciary+ 4.900%... $ 2,294,787    2,294,787
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $2,294,787).....................................   2,294,787    2,294,787
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $44,833,034#).........................             $ 51,949,258
                                                                    ============

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                                             % OF      MARKET
                         COUNTRY                          INVESTMENT    VALUE
--------------------------------------------------------------------------------
Australia................................................    6.40%   $ 3,324,800
Denmark..................................................    2.25%     1,168,750
France...................................................    7.07%     3,670,823
Germany..................................................    6.28%     3,264,917
Great Britain............................................   16.70%     8,675,694
Hong Kong................................................    3.91%     2,034,250
Italy....................................................    2.14%     1,109,375
Japan....................................................   18.22%     9,463,213
Mexico...................................................    0.95%       495,000
Netherlands..............................................   12.87%     6,688,259
Norway...................................................    2.58%     1,340,625
Spain....................................................    8.87%     4,605,576
Sweden...................................................    2.36%     1,225,000
Switzerland..............................................    4.98%     2,588,189
United States............................................    4.42%     2,294,787
                                                            ------   -----------
TOTAL....................................................   100.0%   $51,949,258
                                                            ======   ===========

INVESCO ADVISOR REAL ESTATE FUND
COMMON STOCKS 94.95%
DIVERSIFIED 4.78%
Glenborough Realty Trust, Inc...........................    23,000 $    405,375
MGI Properties..........................................    26,000      572,000
                                                                   ------------
                                                                        977,375
                                                                   ------------
HEALTHCARE 4.35%
Meditrust, Inc.--SBI....................................     6,000      240,000
Nationwide Health Properties, Inc.......................    26,800      649,900
                                                                   ------------
                                                                        889,900
                                                                   ------------
INDUSTRIAL 12.94%
Duke Realty Investments, Inc............................    15,250      587,125
First Industrial Realty Trust, Inc......................    24,900      756,338
Liberty Property Trust--SBI.............................    23,150      596,112
Meridian Industrial Trust, Inc..........................    24,400      512,400
Security Capital Industrial Trust.......................     9,000      192,375
                                                                   ------------
                                                                      2,644,350
                                                                   ------------
OFFICE 20.30%
Arden Realty Group, Inc.................................    30,800      854,700
Beacon Properties, Inc..................................    22,050      807,581
Brandywine Realty Trust--SBI............................     1,800       35,100
Cali Realty Corp........................................    26,700      824,363
CarrAmerica Realty Corp.................................    12,000      351,000
Highwoods Properties, Inc...............................     9,050      305,437
Koger Equity, Inc.*.....................................    29,600      555,000
Spieker Properties, Inc.................................    11,600      417,600
                                                                   ------------
                                                                      4,150,781
                                                                   ------------
RECREATION 17.42%
American General Hospitality Corp.......................    28,500      676,875
FelCor Suite Hotels, Inc................................    21,300      753,488
Patriot American Hospitality, Inc.......................    15,800      681,375
RFS Hotel Investors, Inc................................    36,100      712,975
Starwood Lodging Trust..................................     7,200      396,900
Winston Hotels, Inc.....................................    24,900      339,263
                                                                   ------------
                                                                      3,560,876
                                                                   ------------
RESIDENTIAL 15.26%
Bay Apartment Communities, Inc..........................    19,500      702,000
Equity Residential Properties Trust--SBI................     6,400      264,000
Essex Property Trust, Inc...............................    22,200      652,125
Gables Residential Trust--SBI...........................    25,250      732,250
Merry Land & Investment Co., Inc........................    25,800      554,700
Sun Communities, Inc....................................     6,200      213,900
                                                                   ------------
                                                                      3,118,975
                                                                   ------------
RETAIL 14.23%
CBL & Associates Properties, Inc........................    18,550      479,981
Chelsea GCA Realty, Inc.................................     6,200      214,675


--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
-------------------------------------------------------------------------------
INVESCO ADVISOR REAL ESTATE FUND (CONTINUED)
Horizon Group, Inc................................      19,400 $    385,575
JDN Realty Corp...................................      13,600      375,700
JP Realty, Inc....................................      10,400      269,100
Kimco Realty Corp.................................       9,450      329,569
Regency Realty Corp...............................      10,600      278,250
Simon DeBartolo Group, Inc........................      18,600      576,600
                                                               ------------
                                                                  2,909,450
                                                               ------------
SELF-STORAGE 5.67%
Public Storage, Inc...............................      29,700      920,700
Shurgard Storage Centers, Inc.....................       8,050      238,481
                                                               ------------
                                                                  1,159,181
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $15,036,894)...............................               19,410,888
                                                               ------------
SHORT TERM INVESTMENTS 5.05%
United Missouri Bank, Money Market Fiduciary+
 4.900%........................................... $ 1,031,486    1,031,486
                                                               ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,031,486)................................                1,031,486
                                                               ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $16,068,380#)....................             $ 20,442,374
                                                               ============
INVESCO ADVISOR INCOME FUND
FIXED INCOME SECURITIES 98.45%
U.S. GOVERNMENT OBLIGATIONS 70.14%
U.S. TREASURY NOTES
 8.500%, 07/15/1997............................... $ 2,000,000 $  2,028,750
 6.125%, 03/31/1998...............................   2,100,000    2,104,595
 8.000%, 08/15/1999...............................   1,000,000    1,047,188
 6.375%, 01/15/2000...............................   2,000,000    2,017,500
 7.500%, 11/15/2001...............................   1,750,000    1,842,423
 6.375%, 08/15/2002...............................   1,600,000    1,610,501
 6.250%, 02/15/2003...............................   1,900,000    1,898,219
 10.750%, 08/15/2005..............................   1,250,000    1,603,125
 9.375%, 02/15/2006...............................   1,000,000    1,203,125
 9.250%, 02/15/2016...............................   1,200,000    1,522,500
 7.250%, 08/15/2022...............................   1,100,000    1,163,594
                                                               ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $18,091,484)...............................               18,041,520
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 18.03%
FEDERAL HOME LOAN MORTGAGE CORP.
 Pool #20009, 12.000%, 04/01/2000 ................       6,709 $      7,198
 Gold Pool #G50362, 6.500%, 07/01/2001 ...........     487,688      486,929




 Gold Pool #G10518, 8.000%, 10/01/2010 ................ $   733,508 $    754,826
                                                                    ------------
                                                                       1,248,953
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSN.
 6.000%, 01/01/2009 Pool #50973........................      71,753       68,995
 6.000%, 04/01/2024 Pool #190723.......................      91,580       85,026
                                                                    ------------
                                                                         154,021
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSN.
 6.500%, 10/15/2008 Pool #354668.......................     807,652      797,051
 6.000%, 10/15/2008 Pool #360191.......................     490,314      473,460
 7.000%, 10/15/2008 Pool #366622.......................     786,011      789,205
 6.000%, 11/15/2008 Pool #370907.......................     352,466      340,350
 7.500%, 03/15/2026 Pool #417287.......................     834,587      835,109
                                                                    ------------
                                                                       3,235,175
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $4,743,781).....................................                4,638,149
                                                                    ------------
CORPORATE BONDS 10.28%
FINANCE 3.83%
Commercial Credit Co., 5.550%, 02/15/2001..............     500,000      481,460
National City Corp., 7.200%, 05/15/2005................     500,000      503,742
                                                                    ------------
                                                                         985,202
                                                                    ------------
INDUSTRIAL 6.45%
Waste Management, Inc., 6.375%, 07/01/1997.............     500,000      501,788
Ford Motor Credit Co., 9.250%, 06/15/1998..............      35,000       36,486
Ford Motor Credit Co., 7.500%, 11/15/1999..............     500,000      513,443
Rockwell International, Inc., 6.625%, 06/01/2005.......     500,000      492,494
GTE Corp., 10.250%, 11/01/2020.........................     100,000      113,933
                                                                    ------------
                                                                       1,658,144
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $2,676,145).....................................                2,643,346
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $25,511,410)....................................               25,323,015
                                                                    ------------
SHORT TERM INVESTMENTS 1.55%
United Missouri Bank, Money Market Fiduciary+ 4.900%...     397,689      397,689
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $397,689).......................................             $    397,689
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $25,909,099#).........................             $ 25,720,704
                                                                    ============

-------------------------------------------------------------------------------------
                                                  Effective     Shares or
                                                  Interest      Principal
Description                                         Rate %       Amount      Value
------------------------------------------------------------------------------------
INVESCO ADVISOR CASH MANAGEMENT FUND
SHORT-TERM INVESTMENTS 100.00%
COMMERCIAL PAPER 95.37%
St. Paul Cos., Inc. 01/02/1997....................... 6.500     700,000 $   699,874
Exxon Imperial, Inc. 01/06/1997...................... 5.270     900,000     899,341
Great Lakes Chemical Corp. 01/06/1997................ 5.350     500,000     499,628
Temple-Inland, Inc. 01/06/1997....................... 5.430     900,000     899,321
Disney (Walt) Co. 01/06/1997......................... 5.250     900,000     899,344
Cargill, Inc. 01/07/1997............................. 5.400     720,000     719,352
General Electric Co. 01/07/1997...................... 5.300     900,000     899,205
Idaho Power Co. 01/07/1997........................... 5.400     900,000     899,190
Motorola, Inc. 01/07/1997............................ 5.300     900,000     899,205
Ford Motor Credit Co. 01/09/1997..................... 5.360     900,000     898,928
Questar Corp. 01/09/1997............................. 5.700     504,000     503,362
Greenwich Funding Corp. 01/10/1997................... 5.450     900,000     898,774
Southern California Edison Co. 01/10/1997............ 5.270     900,000     898,814
Chubb Capital Corp. 01/13/1997....................... 5.370     900,000     898,389
Siemens Corp. 01/14/1997............................. 5.350     900,000     898,261

Monsanto Co. 01/16/1997.............................. 5.300     900,000 $   898,013
Minnesota Mining & Manufacturing Co. 01/17/1997...... 5.290     900,000     897,884
Questar Corp. 01/17/1997............................. 5.350     300,000     299,287
DuPont (E.I.) de Nemours Co. 01/22/1997.............. 5.260     900,000     897,238
                                                                        -----------
TOTAL COMMERCIAL PAPER
 (Cost $15,303,410)..................................                    15,303,410
                                                                         ----------
OTHER SECURITIES 4.63%
United Missouri Bank, Money Market Fiduciary+
 (Cost $742,317)..................................... 4.900%    742,317     742,317
                                                                         ----------
TOTAL INVESTMENTS
 (100.00%) (Cost $16,045,727#).......................                   $16,045,727
                                                                        ===========

*SECURITY IS NON-INCOME PRODUCING.
ADR REPRESENTS AMERICAN DEPOSITARY RECEIPTS.
+PRINCIPAL AND INTEREST ARE PAYABLE ON DEMAND.
#ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.
   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                   INTERNATIONAL                             CASH
                              FLEX         EQUITY      MULTIFLEX       VALUE     REAL ESTATE   INCOME     MANAGEMENT
                              FUND          FUND          FUND         FUND         FUND        FUND         FUND
                      ----------------------------------------------------------------------------------------------
ASSETS
Investment securities:
 At cost................  $379,090,739  $ 93,898,241  $223,253,051  $44,833,034  $16,068,380 $25,909,099  $16,045,727
                      ==============================================================================================

 At value...............  $486,981,472  $137,410,415  $269,491,856  $51,949,258  $20,442,374 $25,720,704  $16,045,727
Cash....................             0             0        14,768       23,855            0           0          321
Receivables:
 Investment securities
  sold..................             0             0     3,821,193            0            0           0            0
 Fund shares sold.......       591,018        33,357       166,376      343,698       21,320           0        1,997
 Dividends and interest.     3,634,366       274,377     1,165,328       83,278      147,982     528,260        1,478
Other assets............        14,718         4,387         7,091            0            0       1,193          273
                      ----------------------------------------------------------------------------------------------
TOTAL ASSETS............   491,221,574   137,722,536   274,666,612   52,400,089   20,611,676  26,250,157   16,049,796
                      ----------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Distributions to share-
  holders...............             0             0             0            0            0           0       16,957
 Investment securities
  purchased.............             0             0     7,099,507      268,125            0           0            0
 Fund shares repur-
  chased................       361,860        38,977       184,532      114,882        8,035      52,404       68,680
 Other..................       941,776       267,813       539,441      101,106       37,160      35,443       17,854
                      ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES.......     1,303,636       306,790     7,823,480      484,113       45,195      87,847      103,491
                      ----------------------------------------------------------------------------------------------
NET ASSETS..............  $489,917,938  $137,415,746  $266,843,132  $51,915,976  $20,566,481 $26,162,310  $15,946,305
                      ==============================================================================================

NET ASSETS
Paid-in capital.........  $382,140,492  $ 89,619,897  $217,280,424  $44,726,424  $16,117,181 $27,320,347  $15,947,317
Accumulated
 undistributed
 (overdistributed) net
 investment income......        69,809       (22,215)      124,138      (48,513)      34,884     (39,504)         101
Accumulated net realized
 gain (loss) on
 investments............      (183,096)    4,305,890     3,199,765      121,841       40,422    (930,138)      (1,113)
Unrealized net
 appreciation
 (depreciation) of
 investments............   107,890,733    43,512,174    46,238,805    7,116,224    4,373,994    (188,395)           0
                      ----------------------------------------------------------------------------------------------
NET ASSETS..............  $489,917,938  $137,415,746  $266,843,132  $51,915,976  $20,566,481 $26,162,310  $15,946,305
                      ----------------------------------------------------------------------------------------------
                      ----------------------------------------------------------------------------------------------
Shares outstanding......     7,365,743     1,669,958     5,078,700      967,118      362,274     535,290   15,946,646
NET ASSET VALUE PER
 SHARE..................  $      66.51  $      82.29  $      52.54  $     53.68  $     56.77 $     48.87  $      1.00
                      ===============================================================================================

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF OPERATIONS
December 31, 1996

                                                              INTERNATIONAL                             CASH
                             FLEX       EQUITY     MULTIFLEX      VALUE     REAL ESTATE   INCOME     MANAGEMENT
                             FUND        FUND        FUND         FUND         FUND        FUND         FUND
                         ---------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...............  $ 8,280,626 $ 2,895,255 $ 4,940,321  $  660,894   $  603,303  $         0  $        0
Interest................    9,912,811     256,332   2,874,260      78,241       34,432    1,967,886   1,036,089
Miscellaneous...........        8,533           0           0           0            0        1,250           0
                         ---------------------------------------------------------------------------------------
 TOTAL INCOME...........   18,201,970   3,151,587   7,814,581     739,135      637,735    1,969,136   1,036,089
                         ---------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees
 (Note 2)...............    3,351,899     946,203   2,164,778     314,843      102,386      188,085      95,995
Distribution fees (Note
 2).....................    4,469,198   1,261,604   2,164,778     314,843      113,762      173,616           0
Directors fees & ex-
 penses (Note 2)........       38,516      10,958      17,123       1,252            0        2,806       7,493
Operating services fees
 (Note 2)...............    2,233,908     630,611     965,775     157,351       56,854      144,644      95,973
                         ---------------------------------------------------------------------------------------
 TOTAL EXPENSES.........   10,093,521   2,849,376   5,312,454     788,289      273,002      509,151     199,461
Less: Advisory fee waiv-
 er.....................            0           0           0           0            0      (72,341)          0
                         ---------------------------------------------------------------------------------------
NET EXPENSES............   10,093,521   2,849,376   5,312,454     788,289      273,002      436,810     199,461
                         ---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS).................    8,108,449     302,211   2,502,127     (49,154)     364,733    1,532,326     836,628
                         ---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENT SECURITIES
Net realized gain (loss)
 on investments.........   23,531,236   5,485,198  10,629,068     226,482      177,126      893,589         (22)
Change in unrealized net
 appreciation
 (depreciation) of
 investments............   26,214,708  14,241,394  23,172,870   6,597,676    4,153,030   (2,884,993)          0
                         ---------------------------------------------------------------------------------------
NET GAIN (LOSS) ON IN-
 VESTMENTS..............   49,745,944  19,726,592  33,801,938   6,824,158    4,330,156   (1,991,404)        (22)
                         ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $57,854,393 $20,028,803 $36,304,065  $6,775,004   $4,694,889  $  (459,078) $  836,606
                         =======================================================================================

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS

                                  FLEX FUND                   EQUITY FUND               MULTIFLEX FUND
                          ---------------------------  --------------------------  --------------------------
                              1996           1995          1996          1995          1996          1995
                          ------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (loss).................   $  8,108,449  $  7,271,892  $    302,211  $    616,253  $  2,502,127  $  2,175,820
Net realized gain (loss)
 on investments.........     23,531,236     1,499,336     5,485,198     1,719,762    10,629,068     2,369,562
Change in unrealized net
 appreciation (deprecia-
 tion) of investments...     26,214,708    65,472,709    14,241,394    22,774,563    23,172,870    23,626,272
                          ------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM OP-
 ERATIONS...............     57,854,393    74,243,937    20,028,803    25,110,578    36,304,065    28,171,654
                          ------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income...     (8,041,627)   (7,268,905)     (326,780)     (619,651)   (2,400,549)   (2,154,064)
Net realized gain on in-
 vestments..............    (23,712,747)   (1,500,921)            0    (2,931,042)   (7,382,073)     (631,064)
                          ------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....    (31,754,374)   (8,769,826)     (326,780)   (3,550,693)   (9,782,622)   (2,785,128)
                          ------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
Proceeds from sale of
 shares.................    107,726,947   128,403,068    19,738,118    25,972,895    80,727,974    58,897,010
Exchange for Net Assets
 of Relative Return Bond
 Fund...................              0             0             0             0             0             0
Reinvestment of distri-
 butions................     27,317,233     7,435,346       248,270     2,779,410     8,779,155     2,475,012
                          ------------------------------------------------------------------------------------
                            135,044,180   135,838,414    19,986,388    28,752,305    89,507,129    61,372,022
Amount paid for repur-
 chase of shares........    (70,387,939)  (45,998,840)  (15,845,974)  (14,667,568)  (23,777,288)  (32,386,988)
                          ------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM CAP-
 ITAL SHARE TRANSAC-
 TIONS..................     64,656,241    89,839,574     4,140,414    14,084,737    65,729,841    28,985,034
                          ------------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................     90,756,260   155,313,685    23,842,437    35,644,622    92,251,284    54,371,560
NET ASSETS
Beginning of period.....    399,161,678   243,847,993   113,573,309    77,928,687   174,591,848   120,220,288
                          ------------------------------------------------------------------------------------
End of period...........   $489,917,938  $399,161,678  $137,415,746  $113,573,309  $266,843,132  $174,591,848
                          ====================================================================================

Accumulated
 undistributed
 (overdistributed) net
 investment income
 included in net assets
 at end of period.......   $     69,809  $      2,987  $    (22,215) $      2,354  $    124,138  $     22,560
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
Shares sold.............      1,649,247     2,219,650       263,161       404,616     1,650,164     1,379,512
Shares issued due to
 exchange for net assets
 of Relative Return Bond
 Fund...................              0             0             0             0             0             0
Shares issued from rein-
 vestment of distribu-
 tions..................        414,833       126,030         3,271        40,134       173,184        56,127
                          ------------------------------------------------------------------------------------
                              2,064,080     2,345,680       266,432       444,750     1,823,348     1,435,639
Shares repurchased......     (1,070,366)     (802,409)     (209,472)     (227,468)     (482,083)     (770,268)
                          ------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN CAPITAL SHARES......        993,714     1,543,271        56,960       217,282     1,341,265       665,371
                          ====================================================================================


* For the period from May 1, 1995 (commencement of operations) through December 31, 1995.

   The accompanying notes are an integral part of these financial statements.

      INTERNATIONAL
       VALUE FUND               REAL ESTATE FUND              INCOME FUND            CASH MANAGEMENT FUND
 -------------------------  -------------------------  --------------------------  --------------------------
    1996          1995*         1996         1995*         1996          1995          1996          1995
 -------------------------------------------------------------------------------------------------------------
 $   (49,154)  $       641  $    364,733  $    67,605  $  1,532,326  $  1,331,872  $    836,628  $    839,549
     226,482        (1,923)      177,126       (2,531)      893,589       210,848           (22)         (211)
   6,597,676       518,548     4,153,030      220,964    (2,884,993)    3,759,174             0             0
 -------------------------------------------------------------------------------------------------------------
   6,775,004       517,266     4,694,889      286,038      (459,078)    5,301,894       836,606       839,338
 -------------------------------------------------------------------------------------------------------------
           0             0      (332,659)     (64,794)   (1,549,005)   (1,346,768)     (836,527)     (839,549)
    (102,718)            0      (134,173)           0             0             0             0             0
 -------------------------------------------------------------------------------------------------------------
    (102,718)            0      (466,832)     (64,794)   (1,549,005)   (1,346,768)     (836,527)     (839,549)
 -------------------------------------------------------------------------------------------------------------
  37,650,713     9,018,319    10,888,988    5,311,714     4,592,854     9,199,486    35,844,336    33,538,456
           0             0             0            0             0     3,327,189             0             0
      52,532             0       421,963       56,654     1,278,365     1,098,969       487,618       522,425
 -------------------------------------------------------------------------------------------------------------
  37,703,245     9,018,319    11,310,951    5,368,368     5,871,219    13,625,644    36,331,954    34,060,881
  (1,926,238)      (72,902)     (537,387)     (28,752)   (9,686,365)  (11,062,245)  (40,824,498)  (28,833,413)
 -------------------------------------------------------------------------------------------------------------
  35,777,007     8,945,417    10,773,564    5,339,616    (3,815,146)    2,563,399    (4,492,544)    5,227,468
 -------------------------------------------------------------------------------------------------------------
  42,449,293     9,462,683    15,001,621    5,560,860    (5,823,229)    6,518,525    (4,492,465)    5,227,257
   9,466,683         4,000     5,564,860        4,000    31,985,539    25,467,014    20,438,770    15,211,513
 -------------------------------------------------------------------------------------------------------------
 $51,915,976   $ 9,466,683  $ 20,566,481  $ 5,564,860  $ 26,162,310  $ 31,985,539  $ 15,946,305  $ 20,438,770
 =============================================================================================================
 $   (48,513)  $       641  $     34,884  $     2,810  $    (39,504) $    (22,825) $        101  $          0
 -------------------------------------------------------------------------------------------------------------
     793,073       214,356       235,928      128,705        92,901       188,718    35,844,336    33,538,456
           0             0             0            0             0        64,390             0             0
       1,093             0         8,603        1,340        26,073        22,453       487,618       522,425
 -------------------------------------------------------------------------------------------------------------
     794,166       214,356       244,531      130,045       118,974       275,561    36,331,954    34,060,881
     (39,722)       (1,682)      (11,611)        (691)     (196,204)     (224,859)  (40,824,498)  (28,833,413)
 -------------------------------------------------------------------------------------------------------------
     754,444       212,674       232,920      129,354       (77,230)       50,702    (4,492,544)    5,227,468
 =============================================================================================================

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The INVESCO Advi-sor Funds, Inc. (which had been known as The EBI Funds, Inc., prior to January 15, 1996 and, hereafter, is referred to as the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end manage-ment investment company. The Fund consists of seven separate investment port-folios, INVESCO Advisor Flex Fund ("Flex"), INVESCO Advisor Equity Fund ("Eq-uity"), INVESCO Advisor MultiFlex Fund ("MultiFlex"), INVESCO Advisor Interna-tional Value Fund ("International Value"), INVESCO Advisor Real Estate Fund ("Real Estate"), INVESCO Advisor Income Fund ("Income") and INVESCO Advisor Cash Management Fund ("Cash Management"). Real Estate and International Value commenced operations on May 1, 1995. The Relative Return Bond Fund merged into the Income Fund on December 15, 1995. See Note 8.

  A 25 for 1 split of Equity, Flex and Income capital shares was effected on January 2, 1992, which resulted in a corresponding reduction in the net asset value per share. All per share information presented in the financial state-ments and financial highlights for Equity, Flex and Income has been restated to reflect the stock split.

  The following significant accounting policies are in conformity with gener-ally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial state-ments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and as-sumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by Cash Management are valued using the amortized cost method of valuation, which approximates market value. If such valuation does not reflect a security's fair value, it is valued at fair value as determined in good faith by the Fund's board of directors.
     For Equity, Flex, MultiFlex, Income, Real Estate and the International Value, securities traded on national securities exchanges are valued at the last sale price on the exchange where such securities are primarily traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued at bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Securities which are consid-ered short-term investments when purchased are stated at amortized cost (which approximates market value) if maturity of the investment is 60 days or less, or at market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transac-tions are accounted for on trade date and dividend income is recorded on ex-dividend date. Interest income is recorded on the accrual basis. Dis-counts on debt securities purchased are accreted over the life of the re-spective security as adjustments to interest income. Costs used in deter-mining realized gains and losses on the sale of investment securities are those of specific securities sold.

C. FEDERAL INCOME TAXES -- Each investment portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated invest-ment companies and, accordingly, distributes net investment income and net realized capital gains, if any, to relieve it from federal income taxes. At December 31, 1996, Equity had net capital loss carryforwards aggregating $190,964. These carryforwards expire in 2004. At December 31, 1996, Income had net capital loss carryforwards aggregating $851,788 of which $29,229 was received from the merger with Relative Return Fund (see Note 8). These carryforwards expire in 2002. At December 31, 1996, Cash Management had net capital loss carryforwards aggregating $600. These carryforwards expire in 2000. To the extent future capital gains are offset by capital loss carryforwards, such gains will generally not be distributed to sharehold-ers.

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- For Equity, Flex, MultiFlex, Income, Real Estate and International Value dividends and distributions are recorded by these investment portfolios on the ex-dividend date. All of Cash Management's net investment income is distributed to shareholders by dividends declared daily and paid monthly.

E. NEW SHARE CLASS -- Effective December 31, 1996, INVESCO began to offer a second class of shares, Class A shares. Class A shares are identical to Class C shares, except for class specific 12b-1 fees. Income, other ex-penses and accumulated realized gains and losses of each Fund are allocated to the respective class on the basis of relative net asset value each day. On December 31, 1996, 100 Class A shares of each Fund were issued and out-standing to INVESCO Services, Inc.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Services, Inc. ("ISI"), serves as each investment portfolio's investment adviser. As compen-sation for its services to each investment portfolio, ISI receives an invest-ment advisory fee which is accrued daily and paid monthly. These fees are based on the annual rate of 0.75% of the respective average daily net assets of Equity and Flex, 0.40% of the respective average daily net assets of In-come, 0.90% of the respective average daily net assets of Real Estate, 0.50% of the respective average daily net assets of Cash Management and 1.00% of the average daily net assets of MultiFlex and International Value. ISI has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM"), with respect to Equity, Flex, Income, Cash Management and International Value whereby investment decisions for these investment portfolios are made by ICM. Fees for these sub-advisory services are paid by ISI to ICM at an annual rate of 0.20% of the average daily net assets of Equity and Flex and 0.10% of the average daily net assets of Income and Cash Management and for International Value, 0.35% of average net assets on the first $50 million of assets, 0.30% of average net assets on the next $50 million of assets, and 0.25% of average net assets on assets in excess of $100 million. ISI has also entered into a sub-advisory agreement with INVESCO Management & Research, Inc. ("IMR"), with respect to MultiFlex, whereby investment decisions for this investment portfo-lio are made by IMR. Fees for these sub-advisory services are paid by ISI to IMR based on annual rates equal to 0.35% of the average daily net assets of MultiFlex Fund on the first $500 million of assets and 0.25% of assets in ex-cess of $500 million. In addition, ISI has entered into a sub-advisory agree-ment with INVESCO Realty Advisors, Inc. ("IRA"), with respect to Real Estate, whereby investment decisions for this investment portfolio are made by IRA. Fees for this sub-advisory service are paid by ISI to IRA based on annual rates equal to 0.35% of average net assets of Real Estate on the first $100 million of assets and 0.25% of average net assets on assets in excess of $100 million.
  ISI is the principal underwriter for the Fund. All of the portfolios (except Cash Management) have entered into distribution plans (the "Plans") with ISI in accordance with Rule 12b-1 of the Act. Under the Plans, ISI receives annual fees of 1.00% of average daily net assets for Equity, Flex, MultiFlex, Real Estate, International Value and 0.60% of average daily net assets for Income. ISI advised the Fund that for the year ended December 31, 1996, it received approximately $4,449, $36,838, $816, $1,722, $21,071, $4,747 and $1,789 in
contingent deferred sales charges ("CDSC") from certain shareholder redemp-tions of Equity, Flex, Income, Cash Management, MultiFlex, International Value and Real Estate Funds, respectively. Certain officers or directors of the Fund are officers or directors of ISI.
  Each investment portfolio has also entered into an operating services agree-ment with ISI. Under the respective operating services agreements, each in-vestment portfolio pays ISI an annual fee of 0.50% (effective December 31, 1996 the annual fee became 0.45%) of daily average net assets for providing or arranging to provide accounting, legal (except litigation), dividend disburs-ing, transfer agent, registrar, custodial, shareholder reporting, sub-account-ing and recordkeeping services and functions. These agreements provide that ISI will pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. The

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) combined effect of the advisory agreements, distribution plans and operating services agreements of each investment portfolio is to place a cap or ceiling on the total expenses of each investment portfolio, other than brokerage com-missions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses.
  Effective December 31, 1996, if in any calendar year, the average daily net assets of Equity or Flex are less than $500 million, expenses shall not exceed 2.20%; on the next $500 million of average daily net assets, expenses shall not exceed 2.15%; on the next $1 billion of average daily net assets, expenses shall not exceed 2.10%; and on all average daily net assets over $2 billion, expenses shall not exceed 2.05%. If in any calendar year, the average daily net assets of MultiFlex or International Value are less than $100 million, ex-penses shall not exceed 2.45%; on the next $400 million of average daily net assets, expenses shall not exceed 2.40%; on the next $500 million of average daily net assets, expenses shall not exceed 2.35%; on the next $1 billion of average daily net assets, expenses shall not exceed 2.30%; and on all average daily net assets over $2 billion, expenses shall not exceed 2.25%. In any cal-endar year the expenses of Income may not exceed l.70% of the average daily net assets. ISI has agreed to reimburse Income for a three-year period begin-ning October 1, 1995, so that the expenses shall not exceed l.45% per annum of average daily net assets. In any calendar year the expenses of Cash Management may not exceed .95% of average daily net assets. If in any calendar year, the average daily net assets of the Real Estate are less than $500 million, ex-penses shall not exceed 2.35%; on the next $500 million of net assets, ex-penses shall not exceed 2.30%; and on all assets over $1 billion, expenses shall not exceed 2.25%.
  At December 31, 1996, 39.07% of the outstanding capital shares of Cash Man-agement were owned by affiliated parties.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of U.S. Government Securities were:

                                                         PURCHASES      SALES
                                                        -------------------------
Flex................................................... $ 98,570,099 $55,204,463
MultiFlex..............................................   58,345,906  45,751,991
Income.................................................    9,359,281  11,764,288

  The aggregate cost of purchases and proceeds from sales of all other securi-ties (excluding all short-term securities) were:

                                                         PURCHASES      SALES
                                                        -------------------------
Flex................................................... $ 74,726,121 $58,780,727
Equity.................................................   24,762,475  22,510,239
MultiFlex..............................................  128,170,806  81,956,782
International Value....................................   35,358,541   1,406,306
Real Estate............................................   12,918,821   2,700,851

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION. At December 31, 1996, the gross unrealized appreciation and depreciation of securities for federal in-come tax purposes was as follows:

                                         GROSS         GROSS      NET UNREALIZED
                                       UNREALIZED    UNREALIZED    APPRECIATION
                                      APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     -------------------------------------------
Flex................................. $114,039,147  $(6,148,414)   $107,890,733
Equity...............................   44,898,484   (1,386,310)     43,512,174
MultiFlex............................   48,937,373   (2,698,568)     46,238,805
International Value..................    7,825,291     (709,067)      7,116,224
Real Estate..........................    4,395,850      (21,856)      4,373,994
Income...............................      308,609     (497,004)       (188,395)

NOTE 5 -- CAPITAL SHARES. The authorized capital stock of the Fund consists of 10,075,000,000 shares of common stock having a par value of $0.001 per share. Of such shares, 10 million have been allocated to each of the Equity, Income, Real Estate and International Value, 20 million to Flex, 15 million to MultiFlex, and 10 billion to Cash Management.

NOTE 6 -- FOREIGN SECURITIES. Certain Portfolios invest in American Depositary Receipts of foreign companies. Underlying the American Depositary Receipts are investments in foreign securities. Foreign securities investments involve spe-cial risks and considerations not typically associated with those of U.S. ori-gin. These risks include, but are not limited to re-evaluation of currencies, adverse political, social and economic developments and less reliable informa-tion about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U. S. compa-nies and markets.

NOTE 7 -- TRANSACTIONS WITH AFFILIATES.
  The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Bene-fits under this plan are based on an annual rate equal to 25% of the retainer fee (effective July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement).
  Pension expenses for Flex, Equity, MultiFlex, Income and Cash Management for the year ended December 31, 1996 of $3,900, $1,138, $1,665, $313 and $551, re-
spectively, are included in Directors' Fees and Expenses in the Statement of Operations. Unfunded accrued pension costs for Flex, Equity, MultiFlex and In-come Funds of $14,718, $4,387, $7,091, $1,193, respectively, and $273 for Cash
Management, and pension liabilities of $25,815, $7,751, $12,033 and $2,220, respectively, and $824 for Cash Management, are included in other assets and liabilities in the Statement of Assets and Liabilities. There were no pension expenses for International Value and Real Estate Funds.

NOTE 8 -- In accordance with the terms of an agreement approved by Relative Return Bond Fund shareholders on December 15, 1995, the Income Fund issued 64,390 of its capital shares in exchange for the net assets of Relative Return Bond Fund of $3,327,189, including $147,389 of unrealized appreciation; com-bined net assets were $31,571,199 as of the merger date. Shareholders of Rela-tive Return Bond Fund received .788 shares of Income Fund for each share of Relative Return Bond Fund. The transaction, which was a tax-free exchange, has been accounted for by combining the assets and liabilities of each Fund at their value on the date of the merger. The identified cost of investments were similarly combined.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                FLEX FUND
                                         YEAR ENDED DECEMBER 31,
                              --------------------------------------------------
                                 1996      1995      1994      1993      1992
                              --------------------------------------------------
Net asset value, beginning of
 year........................  $  62.64  $  50.50  $  54.16  $  51.04  $  49.35
                              --------------------------------------------------
INVESTMENT OPERATIONS
Net investment income........      1.18      1.29      1.26      1.10      1.39
Net gain (loss) on securities
 (both realized and
 unrealized).................      7.25     12.38     (0.91)     4.22      2.37
                              --------------------------------------------------
Total from investment opera-
 tions.......................      8.43     13.67      0.35      5.32      3.76
                              --------------------------------------------------
DISTRIBUTIONS
Dividends (from net invest-
 ment income)................     (1.17)    (1.29)    (1.25)    (1.09)    (1.35)
Distributions (from capital
 gains)......................     (3.39)    (0.24)    (2.76)    (1.11)    (0.72)
                              --------------------------------------------------
Total distributions..........     (4.56)    (1.53)    (4.01)    (2.20)    (2.07)
                              --------------------------------------------------
Net asset value, end of year.  $  66.51  $  62.64  $  50.50  $  54.16  $  51.04
                              ==================================================

TOTAL RETURN/1/..............     13.61%    27.30%     0.64%    10.48%     7.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)......................  $489,918  $399,162  $243,848  $274,349  $165,727
Ratio of expenses to average
 net assets*.................      2.26%     2.28%     2.25%     2.25%     2.17%
Ratio of net investment in-
 come to average net assets*.      1.81%     2.28%     2.32%     2.10%     2.81%
Portfolio turnover rate......        26%        5%       36%       27%       15%
Average commission rate paid.  $ 0.0549        --        --        --        --

/1Total/return assumes dividend reinvestment and does not reflect the effect of sales charges.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $18,993 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 2.26%, and the ratio of net investment income to average net assets would have been 2.09%.

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                 EQUITY FUND
                                           YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------
                                    1996      1995     1994     1993     1992
                                  ----------------------------------------------
Net asset value, beginning of
 year...........................  $  70.41  $  55.83  $ 59.61  $ 63.27  $ 63.38
                                  ----------------------------------------------
INVESTMENT OPERATIONS
Net investment income...........      0.18      0.41     0.36     0.41     0.60
Net gain on securities
 (both realized and unrealized).     11.90     16.44     1.26     5.40     2.44
                                  ----------------------------------------------
Total from investment opera-
 tions..........................     12.08     16.85     1.62     5.81     3.04
                                  ----------------------------------------------
DISTRIBUTIONS
Dividends (from net investment
 income)........................     (0.20)    (0.41)   (0.36)   (0.41)   (0.57)
Distributions (from capital
 gains).........................      0.00     (1.86)   (5.04)   (9.06)   (2.58)
                                  ----------------------------------------------
Total distributions.............     (0.20)    (2.27)   (5.40)   (9.47)   (3.15)
                                  ----------------------------------------------
Net asset value, end of year....  $  82.29  $  70.41  $ 55.83  $ 59.61  $ 63.27
                                  ==============================================

TOTAL RETURN/1/.................     17.17%    30.28%    2.69%    9.16%    4.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's).........................  $137,416  $113,573  $77,929  $86,659  $91,146
Ratio of expenses to average net
 assets*........................      2.26%     2.28%    2.25%    2.25%    2.18%
Ratio of net investment income
 to average net assets*.........      0.24%     0.64%    0.61%    0.62%    0.90%
Portfolio turnover rate.........        19%       17%      21%      47%      41%
Average commission rate paid....   $0.0590        --       --       --       --

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

*INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $3,227 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets for 1993 would have been 2.25% and the ratio of net investment income to average net assets for 1993 would have been 0.62% .

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                              MULTIFLEX FUND
                                                             FOR THE PERIOD
                           YEAR ENDED DECEMBER 31,         NOV. 17, 1993/2/ TO
                         ------------------------------      DEC. 31, 1993
                            1996      1995      1994
                         -----------------------------------------------------
Net asset value, begin-
 ning of year...........  $  46.71  $  39.13  $  40.16         $ 40.00
                         -----------------------------------------------------
INVESTMENT OPERATIONS
Net investment income...      0.55      0.64      0.62            0.02
Net gain (loss) on secu-
 rities (both realized
 and unrealized)........      7.31      7.75     (1.03)           0.16
                         -----------------------------------------------------
Total from investment
 operations.............      7.86      8.39     (0.41)           0.18
                         -----------------------------------------------------
DISTRIBUTIONS
Dividends (from net in-
 vestment income).......     (0.53)    (0.64)    (0.62)          (0.02)
Distributions (from cap-
 ital gains)............     (1.50)    (0.17)     0.00            0.00
                         -----------------------------------------------------
Total distributions.....     (2.03)    (0.81)    (0.62)          (0.02)
                         -----------------------------------------------------
Net asset value, end of
 year...................  $  52.54  $  46.71  $  39.13         $ 40.16
                         =====================================================

TOTAL RETURN/1/.........     17.03%    21.58%    (1.02%)          0.46%#
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in 000's).............  $266,843  $174,592  $120,220         $12,241
Ratio of expenses to av-
 erage net assets.......      2.45%     2.50%     2.49%           2.50%*
Ratio of net investment
 income to average net
 assets.................      1.16%     1.53%     2.01%           1.09%*
Portfolio turnover rate.        62%       50%       81%           0.53%#
Average commission rate
 paid...................  $ 0.0577        --        --              --

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

/2/Commencement of operations.

*Annualized

#Not annualized

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                  INTERNATIONAL VALUE AND REAL ESTATE FUNDS
                           INTERNATIONAL VALUE FUND          REAL ESTATE FUND
                          --------------------------- ------------------------------
                           YEAR ENDED  FOR THE PERIOD  YEAR ENDED   FOR THE PERIOD
                          DECEMBER 31, MAY 1, 1995/2/ DECEMBER 31, MAY 1, 1995/2/ TO
                              1996     DEC. 31, 1995      1996       DEC. 31, 1995
                          --------------------------- ------------------------------
Net asset value, begin-
 ning of year...........    $ 44.51        $40.00       $ 43.02         $40.00
                          --------------------------- ------------------------------
INVESTMENT OPERATIONS
Net investment income
 (loss).................      (0.05)         0.00          1.30           0.64
Net gain on securities
 (both realized and
 unrealized)............       9.37          4.51         14.06           3.00
                          --------------------------- ------------------------------
Total from investment
 operations.............       9.32          4.51         15.36           3.64
                          --------------------------- ------------------------------
DISTRIBUTIONS
Dividends (from net in-
 vestment income).......       0.00          0.00         (1.23)         (0.62)
Distributions (from cap-
 ital gains)............      (0.15)         0.00         (0.38)          0.00
                          --------------------------- ------------------------------
Total distributions.....      (0.15)         0.00         (1.61)         (0.62)
                          --------------------------- ------------------------------
Net asset value, end of
 year...................    $ 53.68        $44.51       $ 56.77         $43.02
                          =========================== ==============================
TOTAL RETURN/1/.........      20.99%        11.28%#       36.43%          9.12%#
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (in 000's)........    $51,916        $9,467       $20,566         $5,565
Ratio of expenses to av-
 erage net assets.......       2.50%         2.50%*        2.40%          2.40%*
Ratio of net investment
 income (loss) to aver-
 age net assets.........      (0.16%)        0.03%*        3.21%          4.68%*
Portfolio turnover rate.          5%            2%#          25%             7%#
Average commission rate
 paid...................    $0.0602           --        $0.0601            --

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

/2/Commencement of operations

*Annualized

#Not annualized

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                    INCOME FUND
                                              YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------
                                   1996      1995     1994      1993     1992
                                  ----------------------------------------------
Net asset value, beginning of
 year...........................  $ 52.22   $ 45.33  $ 48.60   $ 47.41  $ 47.77
                                  ----------------------------------------------
INVESTMENT OPERATIONS
Net investment income...........     2.61      2.44     2.40      2.28     2.57
Net gain (loss) on securities
 (both realized and unrealized).    (3.31)     6.91    (3.27)     1.20    (0.37)
                                  ----------------------------------------------
Total from investment opera-
 tions..........................    (0.70)     9.35    (0.87)     3.48     2.20
                                  ----------------------------------------------
DISTRIBUTIONS
Dividends (from net investment
 income)........................    (2.65)    (2.46)   (2.40)    (2.29)   (2.56)
                                  ----------------------------------------------
Total distributions.............    (2.65)    (2.46)   (2.40)    (2.29)   (2.56)
                                  ----------------------------------------------
Net asset value, end of year....  $ 48.87   $ 52.22  $ 45.33   $ 48.60  $ 47.41
                                  ==============================================

TOTAL RETURN/1/.................    (1.23%)   21.12%   (1.80%)    7.39%    4.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's).........................  $26,162   $31,986  $25,467   $42,872  $47,096
Ratio of expenses to average net
 assets*........................     1.51%     2.19%    2.25%     2.25%    2.25%
Ratio of net investment income
 to average net assets*.........     5.30%     4.94%    5.09%     4.56%    5.48%
Portfolio turnover rate.........       34%       24%      59%       92%      16%

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $72,341, $17,720 and $17,632, for 1996, 1995 and 1993,
  respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 1.76%, 2.25% and 2.29%, for 1996, 1995 and 1993, respectively. The ratio of net investment income to average net assets would have been 5.05%, 4.88% and 4.52%, for 1996, 1995 and 1993, respectively.

                                                CASH MANAGEMENT FUND
                                              YEAR ENDED DECEMBER 31,
                                    --------------------------------------------
                                     1996     1995     1994     1993     1992
                                    --------------------------------------------
Net asset value, beginning of
 year.............................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    --------------------------------------------
INVESTMENT OPERATIONS
Net investment income.............     0.04     0.05     0.03     0.02     0.03
                                    --------------------------------------------
DISTRIBUTIONS
Dividends (from net investment in-
 come)............................    (0.04)   (0.05)   (0.03)   (0.02)   (0.03)
                                    --------------------------------------------
Net asset value, end of year......  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    ============================================

TOTAL RETURN/1/...................     4.48%    5.04%    3.30%    2.20%    3.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)...........................  $15,946  $20,439  $15,212  $13,827  $20,431
Ratio of expenses to average net
 assets*..........................     1.04%    1.00%    1.00%    0.95%    0.73%
Ratio of net investment income to
 average net assets*..............     4.36%    4.91%    3.23%    2.17%    2.94%

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

*INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $15,099 and $38,925 for 1993 and 1992, respectively. If such expenses had not been absorbed the ratio of expenses to average net assets would have been 1.03% and 0.92% for 1993 and 1992, respectively, and the ratio of net investment income to average net assets would have been 2.09% and 2.75% for 1993 and 1992, respectively.

  The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Advisor Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investment securities, and the related statements of op-erations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Advisor Flex Fund, INVESCO Advisor Equity Fund, INVESCO Advisor MultiFlex Fund, INVESCO Advisor International Value Fund, INVESCO Advisor Real Estate Fund, INVESCO Advisor Income Fund and INVESCO Advisor Cash Management Fund (consti-tuting INVESCO Advisor Funds, Inc., hereafter referred to as the "Fund") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respec-tive periods presented, in conformity with generally accepted accounting prin-ciples. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial state-ments in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Denver, Colorado
January 30, 1997
                                      31

                             INVESCO SERVICES, INC.
                               Investment Advisor
                                    Manager
                                  Distributor

                        INVESCO CAPITAL MANAGEMENT, INC.
                                  Sub-Advisor:
                          INVESCO Advisor Equity Fund
                          INVESCO Advisor Income Fund
                           INVESCO Advisor Flex Fund
                    INVESCO Advisor International Value Fund
                      INVESCO Advisor Cash Management Fund

                      INVESCO MANAGEMENT & RESEARCH, INC.
                                  Sub-Advisor:
                         INVESCO Advisor MultiFlex Fund

                         INVESCO REALTY ADVISORS, INC.
                                  Sub-Advisor:
                        INVESCO Advisor Real Estate Fund

                               FPS SERVICES, INC.
                        Transfer Agent and Administrator

                                 UMB BANK, N.A.
                                   Custodian

                              PRICE WATERHOUSE LLP
                            Independent Accountants

                                [INVESCO LOGO]

                             Invesco Services, Inc.
                          1355 Peachtree Street, N.E.
                             Atlanta, Georgia 30309
                                 (404) 892-0666
                                 (800) 972-9030

                      This information must be preceded or
                      accompanied by a current prospectus.

                                ANNUAL REPORT

                    -------------------------------------

                              December 31, 1996


                         [INVESCO ADVISOR FUNDS LOGO]